UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

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QUIKBYTE SOFTWARE, INC.

(Name of Registrant as Specified in Its Charter)

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QUIKBYTE SOFTWARE, INC.

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(858) 210-3700

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To All Shareholders of QuikByte Software, Inc.:

The purpose of this letter is to inform you that on October 22, 2009 the Board of Directors of QuikByte Software, Inc., a Colorado corporation (the “Company”), at a meeting of the Company’s Board of Directors, and the holders of a majority of the Company’s voting capital stock, by written consent in lieu of a meeting, approved (i) a Plan of Conversion, pursuant to which the Company will convert from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”), and such approval includes the adoption of the Certificate of Incorporation (the “Delaware Certificate”) and the Bylaws (the “Delaware Bylaws”) for the Company under the laws of the State of Delaware, each to become effective concurrently with the effectiveness of the Reincorporation, (ii) the Company’s 2009 Equity Incentive Plan, and award agreements for use thereunder (collectively, the “2009 Plan”), and (iii) the form of indemnity agreement to be entered into by the Company and each of its current and future directors and officers (the “Indemnity Agreement”) following the Reincorporation. Additionally, the Board of Directors of the Company approved the (a) merger of the Company with its wholly-owned subsidiary, Sorrento Therapeutics, Inc., a Delaware corporation (“STI”), whereby STI would be merged with and into the Company, the separate corporate existence of STI would cease and the Company would continue as the surviving corporation (the “Roll-Up”) and (b) changing of the Company’s name from “QuikByte Software, Inc.” to “Sorrento Therapeutics, Inc.” as part of the Roll-Up (the “Name Change”), each to become effective immediately after the Reincorporation. The Roll-Up and Name Change do not require the approval of our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which we urge you to read carefully, describes the Reincorporation, including the adoption of the Delaware Certificate and Delaware Bylaws, the Roll-Up and Name Change, the 2009 Plan, and the Indemnity Agreement (collectively, the “Corporate Actions”) in more detail, and is being furnished to our shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s shareholders.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF CAPITAL STOCK OF THE COMPANY, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE COLORADO LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “DISSENTERS’ RIGHTS” IN THE ACCOMPANYING INFORMATION STATEMENT AND APPENDIX E ATTACHED THERETO, WHICH RECITES ALL APPLICABLE STATUTORY PROVISIONS.

November 12, 2009	By Order of the Board of Directors

Antonius P. Schuh, Ph.D.
Chairman of the Board and Chief Executive Officer

i

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential product offerings, business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of the Form 10 disclosures set forth in our Current Report on Form 8-K/A, filed with the SEC on September 22, 2009. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

ii

QUIKBYTE SOFTWARE, INC.

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(858) 210-3700

INFORMATION STATEMENT

November 12, 2009

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General

This Information Statement is being furnished by QuickByte Software, Inc., a Colorado corporation (the “Company”, “we”, or “us”), to inform you that on October 22, 2009, the Company’s Board of Directors (the “Board”), at a meeting of the Board, and a total of eight shareholders, holding a majority of the Company’s voting capital stock (“Required Shareholders”), acting by written consent in lieu of a meeting, approved (i) a Plan of Conversion, in substantially the form attached to this Information Statement as Appendix A (the “Plan of Conversion”), pursuant to which the Company will convert from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”), and such approval includes the adoption of the Certificate of Incorporation (the “Delaware Certificate”) and the Bylaws (the “Delaware Bylaws”) for the Company under the laws of the State of Delaware, each to become effective concurrently with the effectiveness of the Reincorporation, (ii) the Company’s 2009 Equity Incentive Plan, and award agreements for use thereunder (collectively, the “2009 Plan”), and (iii) the form of indemnity agreement to be entered into by the Company and each of its current and future directors and officers (the “Indemnity Agreement”) following the Reincorporation. Additionally, the Board approved the (a) merger of the Company with its wholly-owned subsidiary, Sorrento Therapeutics, Inc., a Delaware corporation (“STI”), whereby STI would be merged with and into the Company, the separate corporate existence of STI would cease and the Company would continue as the surviving corporation (the “Roll-Up”) and (b) changing of the Company’s name from “QuikByte Software, Inc.” to “Sorrento Therapeutics, Inc.” (the “Name Change”), each to become effective immediately after the Reincorporation. The foregoing actions taken by the Required Shareholders and the Board are referred to collectively herein as the “Corporate Actions.”

This Information Statement is being furnished to you for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. No action is requested or required on your part. This Information Statement constitutes notice, pursuant to Section 7-107-104 of the Colorado Business Corporation Act (“CBCA”), of the taking of corporate action without a meeting by less than unanimous consent of the Company’s shareholders.

This Information Statement is being mailed on or about November 12, 2009 to the Company’s shareholders of record as of October 22, 2009. We expect that the Corporate Actions will be effective on or before December 4, 2009, the date that is at least 20 calendar days after this Information Statement is first sent to our shareholders.

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company’s capital stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Vote Required

We are not seeking consent, authorizations or proxies from you. The CBCA permits the holders of a majority of all of the issued and outstanding shares of voting capital stock of a corporation to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of shareholders, provided that such action is expressly provided for in the corporation’s articles of incorporation. The Company’s articles of incorporation expressly provide for action by written consent of the shareholders.

On October 22, 2009, there were 225,084,127 shares of the Company’s common stock, par value $0.0001 per share (the “QuikByte Common Stock”), issued and outstanding, of which approximately 82.2%, or 185,055,129 shares, was held by the Required Shareholders. Each share of QuikByte Common Stock is entitled to one vote. No other classes of stock of the Company are issued and outstanding.

The Required Shareholders’ written consent satisfies the shareholder approval requirement for the Corporate Actions. Accordingly, no other Board or shareholder approval is required in order to effect the Corporate Actions.

ACTIONS TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

The following actions were approved by written consent of the Required Shareholders based upon the unanimous recommendation of the Board:

ACTION 1

REINCORPORATION IN DELAWARE

QUESTIONS AND ANSWERS REGARDING THE REINCORPORATION

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of the Company in the State of Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference.

Q:	Why is the Company reincorporating in the State of Delaware?

A:	Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of public companies are incorporated today. We believe that the Reincorporation will provide a greater measure of predictability and flexibility in corporate transactions and reduce the costs of doing business. We also believe Delaware provides a recognized body of corporate law that will enhance our ability to attract and retain directors and access capital.

Q:	Why is the Company not holding a shareholders’ meeting to approve the Reincorporation?

A:	The Board has already approved the Reincorporation and has received the written consent of the Required Shareholders representing at least a majority of the Company’s voting capital stock. Under the CBCA, the Reincorporation may be approved by the written consent of the holders of a majority of the shares entitled to vote. As the Company has already received such written consent from the Required Shareholders, a meeting is not necessary and represents a substantial cost savings to the Company.

Q:	What are the principal results of the Reincorporation?

At the effective time of the Reincorporation, as provided in part by the Plan of Conversion, and as a result of the Roll-Up and Name Change:

•	the Company will cease to exist under Colorado law and exist solely as a Delaware corporation;

•	the Company will merge with STI, its wholly-owned subsidiary, whereby the separate corporate existence of STI would cease and the Company would continue as the surviving corporation;

•	the Company’s name will be changed from “QuikByte Software, Inc.” to “Sorrento Therapeutics, Inc.” (“Sorrento”);

•

each issued and outstanding share of QuikByte Common Stock will automatically become one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of Sorrento (the “Sorrento Common Stock”), provided that fractional shares of QuikByte Common Stock will be rounded up to the nearest whole share of Sorrento Common Stock;

•

each option, warrant or other right to acquire one share of QuikByte Common Stock will be converted into and become an equivalent option, warrant or other right to acquire one share of Sorrento Common Stock at the same exercise price in effect as of immediately prior to the Reincorporation and otherwise on the same terms and conditions applicable to such security;

•	the Delaware Certificate and Delaware Bylaws will become the Certificate of Incorporation and Bylaws of Sorrento; and

•	all of the rights, privileges, powers, property and debts of the Company shall become the property of Sorrento.

Q:	What are the differences between Delaware and Colorado law?

A:	There are certain differences between the corporate laws of the State of Colorado and the corporate laws of the State of Delaware that impact your rights as a shareholder. For information regarding such differences, please see the section titled “Comparison of Shareholder Rights Before and After the Reincorporation” below.

Q:	How will the Reincorporation affect my ownership?

A:	Your proportionate ownership interest will not be affected by the Reincorporation.

Q:	How will the Reincorporation affect the Company’s officers, directors and employees?

A:	The Reincorporation will not affect the Company’s officers, directors and employees, who will each become the officers, directors and employees of Sorrento.

Q:	How will the Reincorporation affect the Company’s business?

A:	The Company will continue its business through Sorrento at the same location and with the same assets.

Q:	What do I do with my stock certificates?

A:	You do not need to undertake any action with respect to your stock certificates. If you transfer your stock and deliver your stock certificates in connection with such transfer prior to the Reincorporation, such delivery will constitute “good delivery” of shares. New certificates representing shares of Sorrento will be issued to the party acquiring shares in such a transfer. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

IT WILL NOT BE NECESSARY FOR THE COMPANY’S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF SORRENTO. OUTSTANDING STOCK CERTIFICATES OF THE CURRENT COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

Q: What if I have lost my stock certificate?

A:	If you have lost your stock certificate, you can contact the Company’s transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse the Company for any damages or costs if the certificate is later delivered for sale of transfer. The Company’s transfer agent may be reached at:

Shareholder Services

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Tel: (800) 962-4284

Q:	Can I require the Company to purchase my stock?

A:	Yes. Under Colorado law you are entitled to appraisal and purchase of your capital stock of the Company as a result of the Reincorporation. For a detailed discussion of such rights, see the section entitled “Dissenters’ Rights” below.

Q:	Who will pay the costs of Reincorporation?

A:	The Company will pay all of the costs of the Reincorporation, including the expenses of preparing and mailing this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company’s capital stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process. The Company does not anticipate contracting for other services in connection with the Reincorporation.

Q:	Will I have to pay taxes on the new certificates?

A:	The Company believes that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Sorrento that you had in the Company’s capital stock. However, shareholders should consult their own tax advisors as to the effect of the Reincorporation under federal, state, local or foreign income tax laws. For more information, see the section entitled “Federal Income Tax Consequences of the Reincorporation” below.

BACKGROUND AND PURPOSE OF REINCORPORATION

The following discussion summarizes certain aspects of the Reincorporation, which the Company anticipates will be effective on or before December 4, 2009. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan of Conversion, the Delaware Certificate, and the Delaware Bylaws, each in substantially the form attached to this Information Statement as Appendix A, Appendix B, and Appendix C, respectively.

Overview

On October 22, 2009, the Board unanimously approved and, by written consent, the Required Shareholders approved, the Plan of Conversion, pursuant to which the Company will effect the Reincorporation, in compliance with the Delaware General Corporation Law (the “DGCL”) and the CBCA.

Reasons for the Reincorporation Under Delaware Law

The Board believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Colorado law, and will help the Company attract and retain its directors and officers as well as enhance access to the capital markets. The Board also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and more predictable than Colorado’s corporate laws, and better suited than Colorado law to protect shareholders’ interests in the event of an unsolicited takeover attempt. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. In addition, the specialization and experience of the Delaware Chancery Court with corporate legal matters enables it to issue decisions more promptly and with more predictable results than courts of other states, which facilitates effective corporate decision-making. For these reasons, each of which is described more fully below, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company.

Predictability, Flexibility and Responsiveness of Delaware Law. The DGCL is generally acknowledged to be the most advanced and flexible corporate law in the country. The Delaware General Assembly annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate law continues to be responsive to the changing needs of businesses. Delaware’s well-established body of case law construing Delaware law has evolved over the last century and provides businesses with a greater predictability than most, if not all, other jurisdictions provide.

In addition, Delaware has established a special court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively, with a relatively high level of experience, sophistication and understanding. Appeals from the Court of Chancery are heard directly by the Delaware Supreme Court. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

The Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas of law that no Colorado court has yet considered. Because the U.S. judicial system is based largely on legal precedents, the abundance of Delaware case law serves to enhance the relative clarity and predictability of many areas of corporate law, which the Board believes will offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Enhanced Ability to Attract and Retain Directors. The Board believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. The majority of public corporations are domiciled in Delaware. Many board candidates already are familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

Enhanced Anti-Takeover Protection. While the Company is currently unaware of any hostile attempts to acquire control of the Company, it believes that Delaware law is better suited than Colorado law to protect shareholders’ interests in the event of an unsolicited takeover attempt. Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board under the business judgment rule, and the related enhanced scrutiny standard of judicial review, with respect to unsolicited takeover attempts. See the sections titled “Comparison of Shareholder Rights before and after the Reincorporation” and “Anti-Takeover Implications” below.

Enhanced Access to Capital. In the opinion of the Board, underwriters and other securities professionals may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Securities professionals are also more willing to assist Delaware corporations in capital raising programs due, in part, to the fact that such professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even when the corporate laws of such jurisdictions are comparable to those of Delaware. Similarly, investors, particularly those outside of the United States, will recognize Delaware law as a “standard” domicile for the corporation, and may therefore be more likely to invest in the Company’s securities. Corporations domiciled in Delaware also tend to enjoy a greater following among institutional holders for this same reason.

The Plan of Conversion

The Company intends to effect the Reincorporation pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into a Delaware corporation, with all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in Sorrento and shall be the property of Sorrento.

Pursuant to the Plan of Conversion, the Company will effect the Reincorporation by filing a Certificate of Conversion (the “Certificate of Conversion”) and the Delaware Certificate with the Delaware Secretary of State and by filing a Statement of Conversion (the “Statement of Conversion”) with the Colorado Secretary of State. The Company expects to file these documents with the Delaware Secretary of State and the Colorado Secretary of State, as applicable, on or before December 4, 2009.

Adoption of Delaware Certificate of Incorporation and Bylaws

Pursuant to the Plan of Conversion and in connection with the Reincorporation, the Board and the Required Shareholders adopted the Delaware Certificate, in substantially the form attached to this Information Statement as Appendix B, and the Delaware Bylaws, in substantially the form attached to this Information Statement as Appendix C, each to become effective concurrently with the effectiveness of the Reincorporation. At the time they become effective, the Delaware Certificate will supersede the Company’s current Amended and Restated Articles of Incorporation (“Colorado Articles”), and the Delaware Bylaws will supersede the Company’s current

Amended and Restated Bylaws (“Colorado Bylaws”). The Delaware Certificate and the Delaware Bylaws were adopted in order to reflect the reincorporation of the Company in the State of Delaware and to implement provisions deemed by the Board to be in the best interests of the Company and its shareholders.

Roll-up Merger and Name Change

On October 22, 2009, in connection with the approval of the Plan of Conversion and the Reincorporation, the Board approved the merger of the Company with STI, its wholly-owned subsidiary, whereby STI would be merged with and into the Company, the separate corporate existence of STI would cease and the Company would continue as the surviving corporation. The Roll-Up was also approved by the Board of Directors of STI and by the Company, as the sole stockholder of STI, on October 22, 2009. The Roll-Up will become effective once the Certificate of Ownership and Merger (the “Certificate of Merger”) between the Company and STI is filed with, and accepted by, the Delaware Secretary of State. The Company expects to file the Certificate of Merger with the Delaware Secretary of State on or before December 4, 2009, immediately following and contingent upon the effectiveness of the Reincorporation. Pursuant to the Certificate of Merger, at the time of the Roll-Up, the Company’s name would be changed from “QuikByte Software, Inc.” to “Sorrento Therapeutics, Inc.”

Principal Features of the Reincorporation

At the effective time of the Reincorporation, as provided in part by the Plan of Conversion, and as a result of the Roll-Up and Name Change:

•	the Company will cease to exist under Colorado law and exist solely as a Delaware corporation;

•	the Company will merge with STI, its wholly-owned subsidiary, whereby the separate corporate existence of STI would cease and the Company would continue as the surviving corporation;

•	the Company’s name will be changed from “QuikByte Software, Inc.” to “Sorrento Therapeutics, Inc.”;

•

each issued and outstanding share of QuikByte Common Stock will automatically become one validly issued, fully paid and nonassessable share of Sorrento Common Stock, provided that fractional shares of QuikByte Common Stock will be rounded up to the nearest whole share of Sorrento Common Stock;

•

each option, warrant or other right to acquire one share of QuikByte Common Stock will be converted into and become an equivalent option, warrant or other right to acquire one share of Sorrento Common Stock at the same exercise price in effect as of immediately prior to the Reincorporation and otherwise on the same terms and conditions applicable to such security;

•	the Delaware Certificate and Delaware Bylaws will become the Certificate of Incorporation and Bylaws of Sorrento; and

•	all of the rights, privileges, powers, property and debts of the Company shall become the property of Sorrento.

The Reincorporation will not alter any percentage ownership interest in, or number of shares of common stock of, the Company by any securityholder of the Company, except that pursuant to the provisions of the Plan of Conversion, the Company will not issue fractional shares with respect to the Reincorporation and any fractional shares of QuikByte Common Stock that would otherwise be issuable as a result of the Reincorporation will be rounded up to the nearest whole share.

Effective Time of the Reincorporation

The Plan of Conversion and the Reincorporation are expected to become effective on or before December 4, 2009, upon filing of the Certificate of Conversion, Delaware Certificate and Statement of Conversion (the “Effective Time”). At the Effective Time, the Company will be deemed for all purposes of the laws of the State of Delaware and the laws of the State of Colorado to be the same entity as of immediately prior to the Reincorporation, and will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL.

Comparison of Shareholder Rights Before and After the Reincorporation

As a result of differences between (i) the CBCA, which will continue to govern the Company until the Reincorporation, and the DGCL, which will govern Sorrento upon the Reincorporation, (ii) the Colorado Articles and the Delaware Certificate, and (iii) the Colorado Bylaws and the Delaware Bylaws, the Reincorporation will effect a number of changes in the rights of the Company’s shareholders. Appendix D of this Information Statement sets forth a detailed comparison of the material differences between the rights of the shareholders of the Company as of immediately prior to the Reincorporation and the rights of the stockholders of Sorrento as of immediately following the Reincorporation.

Appendix D is not intended to be relied upon as an exhaustive list of all differences between the rights of the shareholders of the Company as of immediately prior to the Reincorporation and the rights of the stockholders of Sorrento as of immediately following the Reincorporation and is qualified in its entirety by reference to the CBCA, the Colorado Articles, the Colorado Bylaws, the DGCL, the Delaware Certificate and the Delaware Bylaws. Additionally, the descriptions of the Delaware Certificate and the Delaware Bylaws set forth in Appendix D do not purport to be complete and are qualified in their entirety by reference to the Delaware Certificate and the Delaware Bylaws, copies of which are attached to this Information Statement as Appendix B and Appendix C, respectively.

Anti-Takeover Implications

The DGCL, Delaware Certificate and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can be opportunistically timed and unfairly priced to take advantage of an artificially depressed stock price, such as in the current economic environment. Takeover attempts can also be coercively structured, can seriously disrupt the business and management of a corporation and generally may present to the shareholder the risk of terms that may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize shareholder value. Accordingly, the Delaware Certificate and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

The Company’s current Colorado Articles and Colorado Bylaws already include some provisions that may deter hostile takeover attempts, such as elimination of cumulative voting, and a requirement that any vacancy on the Board, including a vacancy resulting from an increase in number of directors, be filled by the majority vote of the remaining directors in office. Such provisions will also be included in the Delaware Certificate and Delaware Bylaws following the Reincorporation. The Colorado Bylaws also include a provision that allows shareholders holding not less than the minimum number of votes that would be necessary to authorize such action at a shareholder meeting to act only by written consent. The Delaware Certificate will include a provision denying the right to shareholders to act by written consent. In addition, the Delaware Bylaws will provide that special meetings of shareholders may be called only by the board of directors. Under Colorado law, special meetings may be called by the board of directors or the holders of at least 10% of outstanding shares entitled to be voted at the meeting. The Delaware Bylaws will also include expanded advance notice requirements for director nominations and shareholder proposals, require a majority of directors to approve a change in the number of directors and provide for supermajority requirements for the amendment of the Delaware Bylaws, as further described in Appendix D of this Information Statement. The Delaware Certificate authorizes the issuance of 100,000,000 shares of “blank check” preferred stock, which can be used for, among other things, protecting against a hostile takeover.

In addition, the DGCL also contains provisions that may have anti-takeover implications that are not present in the CBCA. Section 203 of the DGCL, from which the Company will not opt out, restricts certain “business combinations” with “interested shareholders” for three years following the date that a person or entity becomes an interested shareholder, unless the Board approves the business combination or other requirements are met. However, neither the CBCA nor the Colorado Articles contain provisions similar to Section 203 of the DGCL. See “Summary Comparison of Shareholder Rights Before and After the Reincorporation,” attached to this Information Statement as Appendix D.

The DGCL also prevents shareholders from submitting amendments to a corporation’s certificate of incorporation directly to shareholders, without the approval from the board of directors. The Board believes that requiring it to adopt proposed amendments to the Delaware Certificate is an appropriate balancing of the rights of individual shareholders and the risks to the Company and shareholders as a whole from hostile bidders. Hostile bidders can use proposed amendments to the Delaware Certificate to strip away takeover defenses and increase the pressure on the Board to relent before it can establish a competitive bidding process or carefully consider strategic alternatives. Relying on the fact that a certain percentage of outstanding shares must approve any matter proposed does not fully protect the Company and its shareholders as a whole. In the event of a hostile bid, a significant percentage of outstanding shares may to be acquired by arbitrageurs who will vote in favor of any proposal that will allow them to reap a short-term profit, notwithstanding whether the proposal is in the best long-term interests of all of the shareholders.

Provisions in the DGCL, Delaware Certificate and Delaware Bylaws could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company that is opposed by the Board. Because these provisions may have the effect of continuing the tenure of the current board of directors, the Board has recognized that the individual director has a personal interest in these provisions that may differ from those of the shareholders. However, the Board believes that the primary purpose of these provisions is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of its short and long-term benefits and other strategic opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to negotiate effectively terms that would maximize the benefits to the Company and its shareholders.

The Board believes that the benefits associated with attracting and retaining skilled and experienced outside directors and enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, flexibility and predictability of Delaware law and Delaware courts, make the Reincorporation beneficial to the Company, its management and its shareholders.

The inclusion of these anti-takeover provisions in the Delaware Certificate and Delaware Bylaws does not reflect knowledge on the part of the Board or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to address hostile takeovers apart from those proposed in this Information Statement, if warranted from time to time in the judgment of the Board.

No Change in Business, Management or Board Members

Neither the Reincorporation nor the Roll-up will (i) result in any change in the Company’s business, management, employees, fiscal year, assets, liabilities or federal tax identification number, (ii) cause the principal executive offices or other facilities of the Company to be moved or (iii) result in any relocation of management or other employees. The mailing address of the principal offices and the telephone number of Sorrento will be the same as the Company’s current address and telephone number, 6042 Cornerstone Ct. West, Suite B, San Diego, California 92121, (858) 210-3700.

The individuals serving as directors of the Company as of immediately prior to the Reincorporation will be the directors of Sorrento as of immediately following the Reincorporation, and will continue to serve for the term of their respective elections. The individuals serving as executive officers of the Company as of immediately prior to the Reincorporation will continue to serve as executive officers of Sorrento as of immediately following the Reincorporation, without a change in their title or responsibilities. In addition, the Reincorporation will not affect any of the Company’s contracts with third parties and the Roll-Up will not affect any of Sorrento’s or STI’s contracts with third parties. However, Sorrento will be deemed STI’s successor with respect to STI’s current contracts and agreements and will succeed to all of STI’s rights and obligations under these contracts and agreements.

Immediately following the Reincorporation, the Sorrento Common Stock will be quoted on the Over-the-Counter Bulletin Board (“OTCBB”) under the ticker “QBSW.” However, the Company expects that the OTCBB will assign a new ticker for the Sorrento Common Stock promptly following the Reincorporation and the Company’s name change, as discussed below.

No Exchange of Stock Certificates

From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of QuikByte Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Sorrento Common Stock into which the shares represented by such certificates have been converted as provided in the Plan of Conversion and as described in this Information Statement. The registered owner on the books and records of Sorrento or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Sorrento or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Sorrento evidenced by such outstanding certificate as provided above. IT WILL NOT BE NECESSARY FOR THE COMPANY’S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF SORRENTO. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and no gain or loss will be recognized to holders of securities of the Company as a result of the Reincorporation. Each shareholder of the Company will retain the same tax basis in such shareholder’s capital stock of Sorrento as such shareholder had in the corresponding shares of the Company’s capital stock held by such shareholder immediately prior to the Effective Time, and such shareholder’s holding period for stock of Sorrento will include the period during which such shareholder held the corresponding stock of the Company, provided that such corresponding stock was held by such shareholder as a capital asset at the Effective Time.

Shareholders should consult their own tax advisors as to the effect of the Reincorporation under federal, state, local or foreign income tax laws.

The Company will not recognize gain, loss or income for federal income tax purposes as a result of the Reincorporation.

DISSENTERS’ RIGHTS

Shareholders of a Colorado corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of the conversion of such corporation to a corporation existing under the laws of another jurisdiction, and obtain a payment in the amount of the fair value of their shares. Pursuant to Section 7-113-102 of the CBCA, shareholders of the Company who did not execute a written consent approving the Reincorporation and who give the required notice are entitled to dissent and obtain payment of the fair value of their shares of QuikByte Common Stock upon the effectiveness of the Reincorporation. The material requirements for a shareholder to properly exercise his, her or its rights are summarized below.

FAILURE TO FOLLOW THE STEPS REQUIRED BY ARTICLE 113 OF THE CBCA (“ARTICLE 113”) FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IN VIEW OF THE COMPLEXITY OF ARTICLE 113 OF THE CBCA, YOU SHOULD CONSULT YOUR LEGAL ADVISOR PRIOR TO EXERCISING YOUR DISSENTERS’ RIGHTS THEREUNDER.

Under Section 7-113-203 of the CBCA, no later than 10 days after the effective date of the corporate action creating dissenters’ rights, the Company is required to give a written dissenters’ notice, setting forth the information in the following paragraph and a copy of Article 113, to all shareholders entitled to demand payment for their shares under Article 113. This Information Statement, which includes a copy of Article 113, attached hereto as Appendix E, constitutes the mailing of such notice.

The Reincorporation was approved by the Board and the Required Shareholders on October 22, 2009. The Reincorporation is expected to become effective on or before December 4, 2009. A shareholder who wishes to obtain payment for such shareholder’s shares of QuikByte Common Stock (such shareholder, a “Dissenting Shareholder”) must demand payment by (i) submitting the payment demand form attached to this Information Statement as Appendix F (the “Payment Demand Form”), or by stating such demand in another writing (each of the foregoing, a “Payment Demand”), and (ii) depositing such shareholder’s certificate(s) for certificated shares with the Company at the address set forth on Appendix F. A record holder can assert its right to dissent as to fewer than all of the shares held of record only if the record holder dissents with respect to all shares beneficially owned by any one person and the notice of intent to demand payment from the record owner includes the specified information about the beneficial owner. If you own your shares through a broker, you will have to follow the alternative procedure (set forth in Section 7-113-103 of the CBCA) for asserting your right to dissent. The Company must receive Payment Demands and certificates for certificated shares no later than December 16, 2009. A shareholder who does not provide a Payment Demand in accordance with Section 7-113-204 of the CBCA (“Section 7-113-204”) by such date will not be entitled to payment for such shareholder’s shares of QuikByte Common Stock as provided in the CBCA. If you are a Required Shareholder that consented to the Reincorporation you are not entitled to dissenters’ rights and may not submit a Payment Demand. Upon receipt of a demand for payment from a Dissenting Shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing such Dissenting Shareholder’s shares, of QuikByte Common Stock, such Dissenting Shareholder will be prohibited from transferring any such shares for which such Dissenting Shareholder is demanding payment. A Dissenting Shareholder demanding payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the effective date of the Reincorporation.

Pursuant to Sections 7-113-206 and 7-113-207 of the CBCA, upon the effective date of the Reincorporation or upon receipt of a payment demand, whichever is later, we must pay each Dissenting Shareholder who complied with Section 7-113-204 the amount that we estimate to be the fair market value of the shares, plus accrued interest. The payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the Dissenting Shareholder’s right to demand payment under Section 7-113-209 of the CBCA (“Section 7-113-209”); and (v) a copy of Article 113.

Section 7-113-208 of the CBCA (“Section 7-113-208”) permits us to require each Dissenting Shareholder to certify in writing, or in the Dissenting Shareholder’s payment demand, whether or not the Dissenting Shareholder acquired beneficial ownership of such shareholder’s shares of QuikByte Common Stock before the date of the first announcement to the news media or to the shareholders. The Payment Demand Form provides for such certification and any Dissenting Shareholder who chooses not to use the Payment Demand Form shall certify in such shareholders Payment Demand whether such shareholder acquired beneficial ownership of such shareholder’s shares of QuikByte Common Stock before October 23, 2009, the date of the first announcement to the news media or to the Company’s shareholders of the terms of the Reincorporation. If any Dissenting Shareholder does not so certify in writing, we may offer to make a payment, in lieu of payment under Section 7-113-206 of the CBCA (“Section 7-113-206”), if the Dissenting Shareholder agrees to accept such payment in full satisfaction of the demand for payment.

A Dissenting Shareholder may give written notice to us, within 30 days after we make or offer payment for the Dissenting Shareholder’s shares of QuikByte Common Stock, of the Dissenting Shareholder’s estimate of the fair value of such shares and of the amount of interest due and may demand payment of such estimate, or reject our offer under Section 7-113-208 and demand payment of the fair value of the shares and interest due if: (i) the Dissenting Shareholder believes that the amount paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of such dissenting shareholder’s shares of QuikByte Common Stock or that the interest due was incorrectly calculated; (ii) we fail to make a payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207 of the CBCA.

Shareholders who do not give the required notice waive the right to demand payment under Section 7-113-209. If a demand for payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the payment demand, petition the court to determine the fair value of the shares of QuikByte Common Stock and accrued interest. All Dissenting Shareholders whose demands remain unsettled would be made a party to such a proceeding. Each Dissenting Shareholder is entitled to judgment for the amount the court finds to be the fair value of the shares of QuikByte Common Stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the Dissenting Shareholders acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the Dissenting Shareholders. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the Dissenting Shareholders. If we do not commence a proceeding within the 60-day period, we must pay each Dissenting Shareholder whose demand remains unsettled the amount demanded.

The foregoing summary of the provisions of Article 113 is not intended to be a complete statement of the law pertaining to dissenters’ rights under Article 113, which is attached to this Information Statement as Appendix E.

ACTION 2

ADOPTION OF THE 2009 STOCK INCENTIVE PLAN

On October 22, 2009, the Board adopted and, by written consent, the Required Shareholders approved, the 2009 Plan. We anticipate that the 2009 Plan will be effective upon the Reincorporation, which is expected to occur on or before December 4, 2009.

The following is a summary of the material features of the 2009 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the 2009 Plan, a copy of which is attached hereto as Appendix G.

Awards. The 2009 Plan provides for the grant of the following awards:

•	Incentive Stock Options (“ISO”), which may be granted solely to Sorrento’s employees, including Sorrento’s executive officers; and

•

Non-Incentive Stock Options (“NSO”), stock appreciation rights, restricted stock awards, unrestricted stock awards, restricted stock unit awards and performance awards, which may be granted to Sorrento’s directors, consultants or employees, including Sorrento’s executive officers.

Purpose. The purpose of the 2009 Plan is to encourage and enable Sorrento’s directors, consultants and employees, including Sorrento’s executive officers, to acquire or increase their holdings of common stock and other interests in Sorrento in order to promote a closer identification of their interests with those of Sorrento and the Company’s shareholders, thereby further stimulating their efforts to enhance Sorrento’s efficiency, soundness, profitability, growth and shareholder value.

Administration. The 2009 Plan will be administered by the Board or the Compensation Committee of the Board, provided that the Board may act in lieu of the Compensation Committee on any matter. In this Action 2 of the Information Statement, the Board and the Compensation Committee are collectively referred to as the “Administrator.” Subject to the terms and conditions of the 2009 Plan, the Administrator is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specify dates at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2009 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2009 Plan. Acceptable forms of consideration for the purchase of Sorrento Common Stock issued under the 2009 Plan will be determined by the Administrator and may include cash, common stock previously owned by the participant, payment through a broker-assisted exercise or any combination of the foregoing. In addition, the Administrator may delegate its authority under the 2009 Plan to the extent permitted by the Delaware General Corporation Law, except delegation is limited where necessary to meet requirements under Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). Neither Sorrento nor the Administrator may reprice any stock option or stock appreciation right granted under the 2009 Plan without first obtaining the approval of Sorrento stockholders.

Share Reserve. The 2009 Plan authorizes an aggregate of 12,000,000 shares of Sorrento Common Stock. In addition, this amount will be automatically increased annually on the first day of each fiscal year, beginning in 2011, by the lesser of (i) 1% of the aggregate number of shares of Sorrento Common Stock outstanding on the last day of the immediately preceding fiscal year, (ii) 1,200,000 shares, or (iii) an amount approved by the Administrator. Shares of Sorrento Common Stock subject to options and other stock awards that have expired or otherwise terminate under the 2009 Plan without having been exercised in full will again become available for grant under the 2009 Plan. Shares of Sorrento Common Stock issued under the 2009 Plan may include previously unissued shares or reacquired shares bought on the market or otherwise. If any shares of Sorrento Common Stock subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a net exercise, then the number of shares that are not delivered to participants shall again become available for grant under the 2009 Plan. In addition, if the exercise of any stock award is satisfied by tendering shares of Sorrento Common Stock held by the participant, then the number of shares tendered shall become available for grant under the 2009 Plan. No single participant may receive in any calendar year stock options and stock appreciation rights covering more than 2,400,000 shares of Sorrento Common Stock under the 2009 Plan.

Stock Options. Stock options will be granted pursuant to stock option agreements. The exercise price for stock options cannot be less than 100% of the fair market value of the Sorrento Common Stock on the date of grant. Options granted under the 2009 Plan will vest at the rate specified in the option agreement. A stock option agreement may provide for early exercise of NSOs prior to vesting. Unvested shares of Sorrento Common Stock issued in connection with an early exercise may be repurchased by Sorrento upon termination of the participant’s service. In general, the term of stock options granted under the 2009 Plan may not exceed ten years. Unless the terms of a participant’s stock option agreement provide for earlier or later termination, if a participant’s service relationship with Sorrento, or any of its affiliates, ceases for any reason other than for cause, disability or death, the participant may exercise any vested options for up to 90 days after the date the service relationship ends, unless the terms of the stock option agreement provide for a longer or shorter period to exercise the option. If a participant’s service relationship with Sorrento, or any of its affiliates, ceases due to disability, the participant may exercise any vested options for up to one year after the date the service relationship ends. If a participant’s service relationship with Sorrento, or any of its affiliates, ceases due to death, or the participant dies within 30 days following the date the service relationship ends other than for cause, the participant’s beneficiary may exercise any vested options for up to one year following the date of death. If a participant’s relationship with Sorrento, or any of its affiliates, ceases due to termination for cause, the option will terminate at the time the participant’s relationship with Sorrento, or any of its affiliates, terminates. In no event may an option be exercised after its expiration date.

Incentive stock options may be granted only to Sorrento’s employees, including executive officers. The aggregate fair market value, determined at the time of grant, of shares of Sorrento Common Stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of Sorrento’s equity plans may not exceed $100,000. The options or portions of options that exceed this limit are automatically treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the total combined voting power of Sorrento or any of its affiliates unless the following conditions are satisfied:

•	the option exercise price is at least 110% of the fair market value of Sorrento Common Stock on the date of grant; and

•	the term of the ISO does not exceed five years from the date of grant.

Stock Appreciation Rights. Stock appreciation rights will be granted through a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock equivalents. The exercise price of each stock appreciation right will be determined by the Administrator at the time of grant and will not be less than 100% of the fair market value of the Sorrento Common Stock underlying the right. In general, the term of a stock appreciation right may not exceed ten years. Upon exercise of a stock appreciation right, Sorrento will pay the participant an amount equal to the excess of (i) the aggregate fair market value of the Sorrento Common Stock on the date of exercise, over (ii) the aggregate exercise price determined by the Administrator on the date of grant. Stock appreciation rights will be paid either in cash, in shares of Sorrento Common Stock or partly in cash and partly in shares. Unless otherwise provided in a stock appreciation rights agreement, all stock appreciation rights will be settled in shares of Sorrento Common Stock, with cash paid for fractional shares. The Administrator may also impose any restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. A recipient’s stock appreciation rights agreement shall specify the terms upon which the recipient may exercise a stock appreciation right in the event the recipient’s relationship with Sorrento, or any of its affiliates, ceases for any reason. Absent this disclosure, a stock appreciation right shall be governed by the same post-termination provisions applicable to options granted under the 2009 Plan, as discussed above. Stock appreciation rights carry no voting or dividend rights or other rights associated with stock ownership.

Restricted and Unrestricted Stock Awards. Restricted stock awards will be granted pursuant to restricted stock award agreements. A restricted stock award may be issued for nominal or no cost and may be granted in consideration for the recipient’s past or future services performed for Sorrento or any of its affiliates. Participants receiving a restricted stock award generally will have all of the rights of a stockholder with respect to such stock, including rights to vote the shares and receive dividends. Shares of Sorrento Common Stock acquired under a restricted stock award will be subject to forfeiture to Sorrento in accordance with vesting conditions based upon a schedule or performance criteria established by the Administrator. Generally, except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of continuous service with Sorrento or an affiliate of Sorrento for any reason. Sorrento will return the purchase price for a forfeited restricted stock award only if set forth in the participant’s restricted stock award agreement.

Unrestricted stock awards are similar to restricted stock awards, provided that shares of Sorrento Common Stock acquired under an unrestricted stock award will be fully vested on the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards will be granted pursuant to restricted stock unit award agreements. Restricted stock units are denominated in common stock equivalents. They are typically awarded to participants without payment of consideration, but are subject to vesting conditions based upon a schedule or performance criteria established by the Administrator. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the stock units have vested. Prior to settlement, restricted stock unit awards carry no voting or dividend rights or other rights associated with stock ownership, but unless otherwise provided in a participant’s restricted stock unit award agreement, dividend equivalents will accrue from the date the award is granted until the date the shares underlying a restricted stock unit are issued. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service with Sorrento or an affiliate of Sorrento for any reason.

Performance Awards. Performance awards may be granted, vest or be exercised based upon the attainment of certain performance goals during a certain period of time. The performance awards may be issued as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code if the grant or vesting of one or more stock awards and the delivery of cash is tied solely to the attainment of certain performance goals during a designated performance period. The length of any performance period, the performance goals to be achieved during the performance period and the measure of whether and to what degree such performance goals have been attained shall be determined by the Administrator. The maximum amount to be received by any individual in any performance period, which shall not be less than one fiscal year, under performance awards issued under the 2009 Plan may not exceed 6,000,000 shares of Sorrento Common Stock and $1,000,000 in cash.

Internal Revenue Code Section 409A Requirements. Certain awards under the 2009 Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code (“Section 409A”), which imposes certain requirements on compensation that is deemed under Section 409A to involve nonqualified deferred compensation. Among other things, the requirements relate to the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to comply with these requirements (or an exception from such requirements) may result in the immediate taxation of all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, the imposition of an additional 20% income tax on the participant for the amounts required to be included in gross income and the possible imposition of penalty interest on the unpaid tax. Generally, Section 409A does not apply to incentive awards that are paid at the time the award vests. Likewise, Section 409A typically does not apply to restricted stock. Section 409A may, however, apply to incentive awards the payment of which is delayed beyond the calendar year in which the award vests. Treasury regulations generally provide that the type of awards provided under the 2009 Plan will not be considered nonqualified deferred compensation. However, to the extent that Section 409A applies to an award issued under the 2009 Plan, the 2009 Plan and all such awards will, to the extent practicable, be construed in accordance with Section 409A. Under the 2009 Plan, the Administrator has the discretion to grant or to unilaterally modify any award issued under the 2009 Plan in a manner that conforms with the requirements of Section 409A with respect to deferred compensation or voids any participant election to the extent it would violate Section 409A. The Administrator also has sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the 2009 Plan and all awards issued under the 2009 Plan.

Transferability of Awards. Generally, a participant may not transfer an award granted under the 2009 Plan other than by will or the laws of descent and distribution. However, a participant may transfer an NSO pursuant to a domestic relations order. In addition, if provided in an award agreement, NSOs, stock appreciation rights settled in shares, restricted stock awards and performance awards granted under the 2009 Plan may be transferred by instrument to the participant’s immediate family or an inter vivos or testamentary trust or by gift to charitable institutions.

Changes to Capital Structure. In the event there is a specified type of change in Sorrento’s capital structure not involving the receipt of consideration by Sorrento, such as a stock split, stock dividend, combination, recapitalization or reclassification, the number of shares reserved under the 2009 Plan and the number of shares and exercise price, if applicable, of all outstanding stock awards will be appropriately adjusted.

Change in Control. In the event of a change in control of Sorrento, the Administrator may take one or more of the following actions without the consent of any 2009 Plan participant or stockholder of Sorrento:

•	arrange for the 2009 Plan and all outstanding stock awards under the 2009 Plan to be assumed, continued or substituted for by the entity surviving the change in control, or its parent or subsidiary;

•	accelerate in part or in full the vesting provisions of stock awards held by participants;

•	arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction or cancellation of such stock awards; or

•	generally make such other modifications, adjustments or amendments to outstanding awards or the 2009 Plan as the Administrator deems necessary or appropriate.

In the event that an award outstanding under the 2009 Plan is not exercised in full prior to consummation of a change in control in which the award is not being assumed, continued or substituted for, the award shall automatically terminate as of immediately prior to the consummation of the transaction. In addition, the 2009 Plan provides that in the event a participant is involuntarily terminated in connection with, or within 12 months after, a change in control of Sorrento, each of the participant’s stock awards outstanding under the 2009 Plan that are assumed, continued or substituted for by a surviving entity in connection with the change in control will become fully vested, and any repurchase right with respect to the award will lapse in its entirety unless the applicable award agreement provides for a more restrictive acceleration of the vesting schedule or more restrictive limitations on the lapse of repurchase rights.

Involuntary termination includes (i) a discharge without cause, or (ii) voluntary resignation by the participant within 60 days following a material reduction in the participant’s job responsibilities, an involuntary relocation of participant’s work site to a location more than 50 miles from the participant’s work site as of immediately prior to the change in control or a material reduction in the participant’s total compensation other than as part of a reduction by the same percentage amount of the compensation of all other similarly-situated employees, directors and consultants.

A change in control generally includes:

•	a merger or consolidation of Sorrento after which Sorrento’s stockholders as of immediately prior to the merger or consolidation own 50% or less of the voting power of the surviving entity;

•	a sale, transfer or disposition of all or substantially all of Sorrento’s assets;

•	a complete liquidation or dissolution of Sorrento; or

•	an acquisition of 50% or more of Sorrento’s outstanding stock by any person or group.

2009 Plan Amendments. The Board will have the authority to amend or terminate the 2009 Plan. However, no amendment or termination of the 2009 Plan can adversely affect any rights under outstanding awards unless agreed to in writing by the affected participant. Sorrento will obtain stockholder approval of any amendments to the 2009 Plan as required by applicable law.

Term. The 2009 Plan will terminate on October 22, 2019, unless the Board terminates it earlier.

Registration Statements on Form S-8. We intend to file one or more registration statements on Form S-8 under the Securities Act of 1933, as amended, following the Reincorporation to register the shares of Sorrento Common Stock subject to outstanding stock options and reserved for issuance under the 2009 Plan. These registration statements are expected to become effective upon filing. Shares covered by these registration statements will then be eligible for sale in the public markets, subject to any applicable lock-up agreements and to Rule 144 limitations applicable to affiliates.

ACTION 3

RATIFICATION OF THE INDEMNITY AGREEMENT

On October 22, 2009, the Board adopted and, by written consent, the Required Shareholders approved the Indemnity Agreement to be entered into by the Company and each of its current and future directors and executive officers following the Reincorporation. The Board further authorized the Company to enter into the Indemnity Agreement with any other persons or categories of persons that may be designated from time to time by the Board.

The Indemnity Agreements will require the Company to indemnify its directors and executive officers against any and all expenses, including attorneys’ fees, witness fees, damages, judgments, fines, settlements and other amounts, incurred in connection with any action, suit or proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or executive officer of the Company or a director, officer or employee of any of the Company’s affiliated enterprises, on the condition that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The Indemnity Agreements also establish the processes and procedures for indemnification claims, advancement of expenses and costs and other determinations with respect to indemnification.

The foregoing description of the form of Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnity Agreement, a copy of which is attached hereto as Appendix H.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nor any affiliate of the foregoing persons, has any substantial interest, direct or indirect, in the Corporate Actions that differs from that of other shareholders of the Company, other than disclosed in this Information Statement, including that our directors and officers will become a party to the Indemnity Agreements and will be eligible to receive awards under the 2009 Plan. In addition, the members of the Board may be deemed to have a personal interest in effecting the Reincorporation, because, as directors of the Company, they may personally benefit from the limitations on liability contained in the Delaware Certificate and Delaware Bylaws.

No director of the Company opposed the Corporate Actions.

CHANGE IN CONTROL

On September 21, 2009 (the “Closing Date”), the Company consummated its acquisition of STI, pursuant to that certain Merger Agreement, dated July 14, 2009, as amended (referred to as the “Merger Agreement”), by and among the Company, STI, Sorrento Merger Corp., Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Stephen Zaniboni, as Stockholders’ Agent thereunder, and Glenn Halpryn, as Parent Representative thereunder. In accordance with the Merger Agreement, Merger Sub merged with and into STI (the “Merger”), with STI as the surviving corporation and as our wholly-owned subsidiary. At the closing of the Merger (the “Merger Closing”), all of the issued and outstanding shares of STI common stock (the “STI Shares”) were converted into the right to receive an aggregate of 169,375,807 shares of QuikByte Common Stock.

On September 18, 2009, as a condition to the Merger Closing, the Company entered into a Stock Purchase Agreement with certain investors set forth therein (the “Investors”) pursuant to which the Company received an aggregate investment of $2.0 million in consideration for an aggregate of 44,634,374 shares of QuikByte Common Stock (the “Financing”).

Upon completion of the Merger, after giving effect to the Financing, the Company’s shareholders as of immediately prior to the Financing owned approximately 4.92% of the Company, the Investors, some of whom were QuikByte shareholders as of immediately prior to the Financing, owned approximately 19.83% of the Company, not including the shares of QuikByte they owned immediately prior to the Financing, and the former holders of STI Shares owned approximately 75.25% of the Company, in each case on a fully-diluted basis, resulting in a change in control of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The primary goals of our board of directors with respect to executive compensation will be to attract and retain talented and dedicated executives, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to create incentives resulting in increased shareholder value. To achieve these goals, we plan to form a compensation committee to recommend to our board of directors executive compensation packages, generally comprising a mix of salary, discretionary bonus and equity awards. Although we have not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, we intend to implement and maintain compensation plans that tie a substantial portion of our executives’ overall compensation to achievement of corporate goals.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of the Company’s named executive officers who served as executive officers during all or a portion of the fiscal years ended December 31, 2008 and 2007.

Name	Principal Position	Year	Bonus		Stock Awards		Fee Earned or Paid in Cash		All Other Compensation		Total
Glenn L. Halpryn (a)	Chairman of the Board, Chief Executive Officer and President	2008	—		—		$3,000	(b)	—		$3,000

Alan Jay Weisberg	Chief Financial and Accounting Officer and Director	2008	—		—		$3,000	(b)	$4,000	(c)	$7,000

Noah M. Silver (a)	Vice President, Secretary, Treasurer and Director	2008	—		—		$3,000	(b)	—		$3,000

Kevin R. Keating (d)	Former Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer	2008	—		—		—		—		—
		2007	—		$16,000	(e)	—		—		$16,000

Reed Clayson (f)	Former President, Secretary and Director	2007	$5,000	(g)	—		—		—		$5,000

(a)	Effective upon consummation of the Merger, Glenn L. Halpryn resigned as Chief Executive Officer and President and Noah Silver resigned as Vice President, Secretary and Treasurer, and the Board appointed Antonius Schuh, Ph.D. as the Chief Executive Officer and Henry Ji, Ph. D. as the Chief Scientific Officer and Secretary.
(b)	Includes $3,000 received for service as a director of the Company from July 7, 2008 to December 31, 2008.
(c)	Includes $4,000 paid for consulting services to Weisberg Brause & Co., a certified public accounting firm of which Alan Jay Weisberg is a stockholder.
(d)	Resigned as of July 7, 2008.
(e)	On March 26, 2007, the Company issued 160,000 shares of QuikByte Common Stock (on a post-reverse stock split basis) to Kevin R. Keating for services rendered to the Company valued at $16,000, or $0.10 per share.
(f)	Resigned as of March 26, 2007.
(g)	Compensation received upon the sale of QuikByte Common Stock, pursuant to that certain Securities Purchase Agreement, dated March 2, 2007, between the Company and KI Equity Partners V, LLC (“KI Equity”), for services as a director of the Company.

The Company paid no perquisites or other personal benefits to its executive officers during the fiscal years ended December  31, 2008 and 2007.

Benchmarking of Cash and Equity Compensation

We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation. We may retain the services of third-party executive compensation specialists from time to time in connection with the establishment of cash and equity compensation and related policies and we intend to take into account input from other independent members of our board of directors and publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

Elements of Compensation

We will evaluate individual executive performance with a goal of setting compensation at levels the board of directors or any applicable committee thereof believes are comparable with executives in other companies of similar size and stage of development while taking into account our relative performance and our own strategic goals. The compensation received by our executive officers is anticipated to consist of the following elements:

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within our industry.

Discretionary Annual Bonus. In addition to base salaries, our board of directors or any applicable committee thereof will have the authority to award discretionary annual bonuses to our executive officers. The annual incentive bonuses are intended to compensate officers for achieving corporate goals and value-creating milestones.

Long-Term Incentive Program. We believe that positive long-term performance is achieved through an ownership culture that encourages such performance through the use of stock and stock-based awards. We believe that the use of equity and equity-based awards offers the best approach to achieving our compensation goals. We have not adopted formal stock ownership guidelines or a formal long-term incentive program.

Severance and Change-in-Control Benefits. Each of Dr. Schuh’s and Dr. Ji’s employment letter with the Company, which were entered into as of the Merger Closing (the “Employment Letters”), provides that in the event his employment with us is terminated prior to the end of the term specified in the Employment Letter for any reason other than for “cause”, then concurrent with such termination, he will be entitled to receive (i) all compensation accrued, but unpaid, up to the date of termination, and (ii) severance in an amount equal to one year’s then base salary. In addition, the vesting of all stock options or other equity awards then held by him will accelerate in full and be exercisable for a period of 90 days after any such termination. For each of the Employment Letters, “cause” is defined to mean (i) any dishonesty that is intended to materially injure the business of the Company, (ii) conviction of any felony, or (iii) any wanton or willful dereliction of duties that are not cured after being provided with 30 days written notice.

Other Compensation. We intend to provide benefits and perquisites for our executive officers at levels comparable to those provided to other executive officers in our industry. Our board of directors or any applicable committee thereof, in its discretion, may revise, amend or add to the benefits and perquisites of any executive officer as it deems it advisable and in the best interest of the Company and our shareholders.

Employment Agreements

Pursuant to the Employment Letters, Drs. Antonius Schuh and Henry Ji are employed as our Chief Executive Officer and Chief Scientific Officer, respectively. Each Employment Letter is for a term of three years from the Merger Closing. Under their respective Employment Letters, Dr. Schuh will receive an annual salary of $250,000, Dr. Ji will receive an annual salary of $240,000 and each will be eligible to participate in any cash-bonus program and equity award plan of the Company in such amounts as our board of directors or any applicable committee thereof shall determine in its sole discretion.

Director Compensation

The following table summarizes the total compensation paid to or earned by each of the Company’s directors who served during all or a portion of the fiscal year ended December 31, 2008. The compensation of directors who also serve as executive officers of the Company is detailed above under the heading “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Total
Curtis Lockshin	$3,000	$3,000
Ronald Stein (a)	$3,000	$3,000
Jeff L. Andrews (b)	—	—
Margie L. Blackwell (b)	—	—

(a)	Resigned as of the Merger Closing.
(b)	Resigned on July 7, 2008.

From July 2008 through June 2009, the directors of the Company received a fee of $750 for their attendance at each Board meeting, telephonic or otherwise. Beginning in July 2009, the directors of the Company ceased receiving fees for their services as directors.

We are currently considering the precise composition of our director compensation policy. We may adopt a policy of paying independent directors an annual retainer, and a fee for attendance at board of directors and committee meetings, and granting them equity awards. We anticipate reimbursing each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings.

On September 18, 2009, the Board approved the grant of options to purchase 40,000 shares of QuikByte Common Stock, to become effective as of the Merger Closing, at an exercise price of $0.0448 per share, to each of those persons who, effective as of the Merger Closing, served as a non-employee director of the Company (each an “Option Grant” and collectively, the “Option Grants”), which persons are Dr. Ernst-Guenter Afting, Dr. S. James Freedman, Mr. Glenn Halpryn, Dr. Curtis Lockshin and Mr. Lewis J. Shuster (each an “Optionee”). Each Option Grant will vest on September 21, 2010, but, subject to certain exceptions, may not be exercised until September 21, 2011. Each Option Grant will terminate on the earlier of (i) the date that the Optionee ceases to serve as a director of the Company, if he ceases to serve as a director of the Company prior to September 21, 2010, (ii) September 21, 2019, or (iii) the liquidation of dissolution of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock by:

•

Our Chief Executive Officer and our other executive officers, including those persons who served as our Chief Executive Officer during our fiscal year ended December 31, 2008 (collectively, the “Named Executive Officers”);

•	Each of our directors;

•	All of our directors and Named Executive Officers, collectively; and

•	Each person who is known by us to beneficially own more than 5% of our common stock.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. All percentages have been calculated based upon 225,084,127 shares of our common stock issued and outstanding as of the close of business on October 21, 2009.

Name and Address of Beneficial Owner	Number of Shares		Percentage of Outstanding Common Shares
Directors and Named Executive Officers:

Dr. Antonius Schuh, Chairman and Chief Executive Officer c/o Sorrento Therapeutics, Inc. 6042 Cornerstone Ct. West, Suite B San Diego, CA 92121	25,484,329	(1)	11.3%

Dr. Henry Ji, Director, Chief Scientific Officer & Secretary c/o Sorrento Therapeutics, Inc. 6042 Cornerstone Ct. West, Suite B San Diego, CA 92121	52,754,032	(2)	23.4%

Ernst-Guenter Afting, Director c/o Sorrento Therapeutics, Inc. 6042 Cornerstone Ct. West, Suite B San Diego, CA 92121	557,930	(9)	*

Lewis Shuster, Director c/o Sorrento Therapeutics, Inc. 6042 Cornerstone Ct. West, Suite B San Diego, CA 92121	669,516	(9)	*

Dr. S. James Freedman, Director 4400 Biscayne Boulevard Miami, Florida 33137	111,586	(9)	*

Glenn L. Halpryn, Director and Former Principal Executive Officer 4400 Biscayne Boulevard, Suite 950 Miami, Florida 33137	18,829,503	(3)(9)	8.4%

Dr. Curtis Lockshin, Director 4400 Biscayne Boulevard, Suite 950 Miami, Florida 33137	0	(9)	*

Alan Jay Weisberg, Chief Financial and Accounting Officer 2500 North Military Trail, Suite 206 Boca Raton, Florida 33431	785,925		*

Name and Address of Beneficial Owner	Number of Shares		Percentage of Outstanding Common Shares
Kevin R. Keating, Former Principal Executive Officer and Former Principal Financial Officer	0		*
190 Lakeview Way Vero Beach, Florida 32963

All Officers and Directors as a Group	99,192,821	(5)	44.1%
(including certain former officers) (9 Persons) (4)

Certain Beneficial Owners:

OPKO Health, Inc.	59,015,257	(6)	26.2%
4400 Biscayne Boulevard Suite 900 Miami, Florida 33137

Stephen Zaniboni	25,484,329	(7)	11.3%
c/o Sorrento Therapeutics, Inc. 6042 Cornerstone Ct. West, Suite B San Diego, CA 92121

Steven Jerry Glauser	21,292,847	(8)	9.5%
1400 16th Street Suite 510 Denver, Colorado 80202

Halpryn Group VI, LLC	17,184,228		7.6%
4400 Biscayne Boulevard Suite 950 Miami, Florida 33137

(1)	2,548,432 of these shares are being held in escrow pursuant to the Escrow Agreement, dated September 21, 2009, by and among the Company and the former stockholders of STI (the “Escrow Agreement”).
(2)	5,096,865 of these shares are being held in escrow pursuant to the Escrow Agreement.
(3)	Comprised of 864,173 shares of QuikByte Common Stock held directly, 17,184,228 shares of QuikByte Common Stock held by Halpryn Group VI, LLC, of which Mr. Halpryn is a member, and 781,102 shares of Common Stock held by IVC Investors, LLLP, in which Mr. Halpryn has an interest. Mr. Halpryn disclaims beneficial ownership of the shares of QuikByte Common Stock held by each of Halpryn Group VI, LLC and IVC Investors, LLLP, except to the extent of any pecuniary interest therein.
(4)	Comprised of: Dr. Antonius Schuh; Dr. Henry Ji; Dr. Ernst-Guenter Afting; Lewis Shuster; Dr. James Freedman; Glenn L. Halpryn; Dr. Curtis Lockshin; Alan Jay Weisberg and Kevin R. Keating.
(5)	7,645,297 of these shares are being held in escrow pursuant to the Escrow Agreement. Does not include options to purchase shares of QuikByte Common Stock which are not exercisable within 60 days.
(6)	5,901,525 of these shares are being held in escrow pursuant to the Escrow Agreement.
(7)	2,548,432 of these shares are being held in escrow pursuant to the Escrow Agreement.
(8)	Comprised of 4,108,619 shares of QuikByte Common Stock held directly and 17,184,228 shares of QuikByte Common Stock held by Halpryn Group VI, LLC, of which Mr. Glauser is a member. Mr. Glauser disclaims beneficial ownership of the shares of QuikByte Common Stock held by Halpryn Group VI, LLC, except to the extent of any pecuniary interest therein.
(9)	Does not include options to purchase 40,000 shares of QuikByte Common Stock which are not exercisable within 60 days.

INCORPORATION OF FINANCIAL INFORMATION

The Company’s financial information, financial statements and Management’s Discussion and Analysis are incorporated by reference to the Company’s Current Report on Form 8-K/A, filed with the SEC on September 22, 2009. You may request a copy of this filing at no cost by writing or telephoning us at the following address:

QUIKBYTE SOFTWARE, INC.

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(858) 210-3700

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are sending only one Information Statement to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 6042 Cornerstone Ct. West, Suite B, San Diego, California 92121, Attention: Corporate Secretary or (b) by calling the Company at (858) 210-3700. If multiple shareholders sharing an address have received one copy of this Information Statement and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. The Company’s SEC filings are also available to the public from the SEC’s website, http://www.sec.gov.

INDEX OF APPENDICES

Appendix A:	Plan of Conversion

Appendix B:	Delaware Certificate

Appendix C:	Delaware Bylaws

Appendix D:	Comparison of Shareholder Rights Before and After the Reincorporation

Appendix E:	Article 113 of the Colorado Business Corporation Act Concerning Dissenters’ Rights

Appendix F:	Payment Demand Form

Appendix G:	The 2009 Plan

Appendix H:	The Indemnity Agreement

APPENDIX A

PLAN OF CONVERSION OF

QuikByte Software, Inc., a Colorado corporation,

INTO

QuikByte Software, Inc., a Delaware corporation

This PLAN OF CONVERSION (this “Plan”), dated as of October 22, 2009, is hereby adopted by QuikByte Software, Inc., a Colorado corporation (“QuikByte-Colorado”), in order to set forth the terms, conditions and procedures governing the conversion of QuikByte-Colorado into a Delaware corporation pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act (as amended, the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (as amended, the “CCAA”) and Section 265 of the Delaware General Corporation Law (as amended, the “DGCL”).

WHEREAS, QuikByte-Colorado’s Board of Directors has approved the Conversion (as defined below) and submitted this Plan to the shareholders of QuikByte-Colorado for approval, and the shareholders have approved this Plan.

NOW, THEREFORE, QuikByte-Colorado does hereby adopt this Plan to effectuate the conversion of QuikByte-Colorado into a Delaware corporation as follows:

1. Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the DGCL, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Sections 103 and 265 of the DGCL, QuikByte-Colorado shall convert (referred to herein as the “Conversion”) into a Delaware corporation named “QuikByte Software, Inc.” (referred to herein as “QuikByte-Delaware”) at the Effective Time (as defined in Section 3 below). QuikByte-Delaware shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of QuikByte-Delaware shall be deemed to have commenced on the date QuikByte-Colorado commenced its existence in Colorado.

2. Effect of Conversion. Following the Conversion, QuikByte-Delaware shall, for all purposes of the laws of the State of Delaware and Colorado, be deemed to be the same entity as QuikByte-Colorado. Upon the Effective Time, all of the rights, privileges and powers of QuikByte-Colorado, and all property, real, personal and mixed, and all debts due to QuikByte-Colorado, as well as all other things and causes of action belonging to QuikByte-Colorado, shall remain vested in QuikByte-Delaware and shall be the property of QuikByte-Delaware and the title to any real property vested by deed or otherwise in QuikByte-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of QuikByte-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of QuikByte-Colorado shall remain attached to QuikByte-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of QuikByte-Colorado, as well as the debts, liabilities and duties of QuikByte-Colorado, shall not be deemed, as a consequence of the Conversion, to have been transferred to QuikByte-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of QuikByte-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. QuikByte-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of QuikByte-Colorado and shall constitute a continuation of the existence of QuikByte-Colorado in the form of a Delaware corporation. QuikByte-Delaware is the same entity as QuikByte-Colorado.

3. Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 14 hereof, the Conversion shall be effected as soon as practicable after the shareholders of QuikByte-Colorado have approved this Plan and the shareholders of QuikByte-Colorado whose consent of the Conversion was not solicited by QuikByte-Colorado have received notice of such approval in accordance with applicable law. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion meeting the requirements of Sections 103 and 265 of the DGCL, and (ii) a duly executed Certificate of Incorporation of QuikByte-Delaware in the form specified below (the “Effective Time”).

4. Governance and Other Matters Related to QuikByte-Delaware.

(a) Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of QuikByte-Delaware shall be as set forth in EXHIBIT A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b) Bylaws. At the Effective Time, the Bylaws of QuikByte-Delaware shall be as set forth in EXHIBIT B attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of QuikByte-Delaware. Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of QuikByte-Delaware as provided in the Bylaws and, as applicable, the Certificate of Incorporation.

(c) Directors and Officers. The members of the Board of Directors and the officers of QuikByte-Colorado immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of QuikByte-Delaware, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, QuikByte-Delaware and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

5. Effect of the Conversion on the Common Stock of QuikByte-Colorado. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of QuikByte-Colorado, QuikByte-Delaware or any shareholder or stockholder thereof, respectively, each share of common stock, no par value per share, of QuikByte-Colorado (the “QuikByte-Colorado Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of QuikByte-Delaware (the “QuikByte-Delaware Common Stock”). QuikByte-Delaware shall not issue fractional shares with respect to the Conversion. Any fractional share of QuikByte-Delaware Common Stock that would otherwise be issued as a result of the Conversion will be rounded up to the nearest whole share. Following the Effective Time, all QuikByte-Colorado Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of QuikByte-Colorado Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

6. Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of QuikByte-Colorado Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of QuikByte-Delaware Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of QuikByte-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to QuikByte-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of QuikByte-Delaware evidenced by such outstanding certificate as provided above.

7. Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which QuikByte-Colorado is then a party shall be automatically assumed by, and continue to be the plan of, QuikByte-Delaware, without further action by QuikByte-Colorado or QuikByte-Delaware or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, QuikByte-Colorado Common Stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the QuikByte-Delaware Common Stock.

8. Outstanding Awards. At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards and other stock awards relating to the QuikByte-Colorado Common Stock shall, by virtue of the Conversion and without any further action on the part of QuikByte-Colorado, QuikByte-Delaware or the holder thereof, continue on the same terms and conditions and be assumed by QuikByte-Delaware, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the QuikByte-Delaware Common Stock.

9. Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, QuikByte-Delaware shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a Delaware corporation. As required or appropriate, following the Effective Time, all real, personal or intangible property of QuikByte-Colorado which was titled or registered in the name of QuikByte-Colorado shall be re-titled or re-registered, as applicable, in the name of QuikByte-Delaware by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

10. Further Assurances. If, at any time after the Effective Time, QuikByte-Delaware shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in QuikByte-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of QuikByte-Colorado, or to otherwise carry out the purposes of this Plan, QuikByte-Delaware and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of QuikByte-Colorado, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of QuikByte-Colorado, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in QuikByte-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of QuikByte-Colorado, or to otherwise carry out the purposes of this Plan and the Conversion.

11. Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of QuikByte-Colorado and, upon the Effective Time, by the Board of Directors of QuikByte-Delaware, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of QuikByte-Colorado or QuikByte-Delaware, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

12. Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, QuikByte-Delaware shall enter into an indemnification agreement with each member of the Board of Directors of QuikByte-Delaware and each executive officer of QuikByte-Delaware.

13. Amendment. This Plan may be amended or modified by the Board of Directors of QuikByte-Colorado at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of QuikByte-Colorado shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of QuikByte-Colorado.

14. Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of QuikByte-Colorado, notwithstanding the approval of this Plan by the shareholders of QuikByte-Colorado, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of QuikByte-Colorado, such action would be in the best interest of QuikByte-Colorado and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of QuikByte-Colorado or its Board of Directors or shareholders with respect thereto.

15. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

16. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Signature page follows]

IN WITNESS WHEREOF, QuikByte Software, Inc., a Colorado corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

QuikByte Software, Inc., a Colorado corporation

By:	/s/ ANTONIUS SCHUH, PH.D.
Name:	Antonius Schuh, Ph.D.
Title:	Chief Executive Officer

EXHIBIT A

CERTIFICATE OF INCORPORATION

EXHIBIT B

BYLAWS

APPENDIX B

CERTIFICATE OF INCORPORATION

OF

QUIKBYTE SOFTWARE, INC.

FIRST: The name of the corporation is QuikByte Software, Inc. (hereinafter referred to as the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware, 19801. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 600,000,000, of which 500,000,000 shares shall be Common Stock, having a par value of $0.0001 per share (the “Common Stock”), and 100,000,000 shares shall be Preferred Stock, having a par value of $0.0001 per share (the “Preferred Stock”).

A. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

B. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors.

B. The directors of the Corporation need not be elected by written ballot unless the Corporation’s Bylaws so provide.

C. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

D. Special meetings of stockholders of the Corporation may be called only by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SIXTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected at each annual meeting of stockholders. Each director shall hold office until the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation, disqualification or removal from office.

B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for the remainder of the full term of the director for which the vacancy was created or occurred or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.

SEVENTH: Subject to the rights of the holders of any series of Preferred Stock that may come into existence from time to time, the board of directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

TENTH: The name and mailing address of the incorporator is as follows: Antonius Schuh, Ph.D., c/o Sorrento Therapeutics, Inc., 6042 Cornerstone Ct. West, Suite B, San Diego, CA 92121.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation in San Francisco, California this      day of             , 2009.

Antonius Schuh, Ph.D., Sole Incorporator

APPENDIX C

QUIKBYTE SOFTWARE, INC.

BYLAWS

ARTICLE I—STOCKHOLDERS

Section 1. Annual Meeting.

(1) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within 13 months of the last annual meeting of stockholders.

(2) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice provided for in Section 1(3) of this Article I who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 1. For the avoidance of doubt, clause (c) shall be the exclusive means for a stockholder to bring nominations of persons for election to the Board of Directors and the foregoing business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”) before an annual meeting of stockholders.

(3) For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (c) of Section 1(2) of this Article I, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) any such business must be a proper matter for stockholder action under Delaware law, and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary (the “Anniversary”) of the date on which the Corporation first mailed its proxy materials for the immediately preceding year’s annual meeting of stockholders; provided, however, that if the annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the one-year anniversary of the immediately preceding year’s annual meeting of stockholders, notice by the Record Stockholder to be timely must be so received by the Secretary at the principal executive offices not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which Public Announcement (as defined in Section 1(6) of this Article I) of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for director for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation. In no event shall an adjournment or postponement of an annual meeting commence a new time period for the giving of a Record Stockholder’s notice.

(4) Such Record Stockholder’s notice shall set forth:

(a)

if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected;

(b)	as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(c)	as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “party”):

(i)	the name and address of each such party as they appear on the Corporation’s books (if such name and address appear on the Corporation’s books);

(ii)	(A) the class, series and number of shares of the Corporation that are owned beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote any shares of any security of the Company, (D) any short interest in any security of the Company held by each such party (for purposes of this Section 1(4) a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by each such party that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that each such party is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, in each case with respect to clauses (A) through (G) herein as of the close of business on the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the close of business on the record date);

(iii)	any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and

(iv)	a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such statement, a “Solicitation Statement”).

(5) Subject to Section 2 of Article II of these Bylaws, a person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with Section 1(2)(c) of this Article I or (ii) the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 1 of this Article I. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(6) For purposes of these Bylaws, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(7) Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2. Special Meetings.

(1) Special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

(2) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) by any stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 1(4)(a) and 1(4)(c) of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such record stockholder’s notice required by the preceding sentence is received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment or postponement of a special meeting commence a new time period for the giving of a record stockholder’s notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a record stockholder in accordance with the notice procedures set forth in this Article I.

(3) Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 3. Notice of Meetings.

Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4. Quorum.

At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

Section 5. Organization.

Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

Section 6. Conduct of Business.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman of the meeting shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 7. Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

If shares or other securities having voting power stand of record in the names of 2 or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if 2 or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only 1 votes, his or her act binds all; (b) if more than 1 votes, the act of the majority so voting binds all; (c) if more than 1 votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Delaware Court of Chancery or such other court as may have jurisdiction for relief as provided in Section 217(b) of the Delaware General Corporation Law. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of clause (c) of this paragraph shall be a majority or even-split in interest.

The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8. Stock List.

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.

The stock list shall also be open to the examination of any stockholder during the whole time of the meeting of stockholders as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE II—BOARD OF DIRECTORS

Section 1. Number, Election and Term of Directors.

Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the authorized number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be elected at each annual meeting of stockholders. Each director shall hold office until the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation, disqualification or removal from office. At each annual meeting of stockholders, if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Section 2. Newly Created Directorships and Vacancies.

Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of

Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for the remainder of the full term of the director for which the vacancy was created or occurred or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Section 3. Resignation.

Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his or her successor shall have been duly elected and qualified.

Section 4. Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 5. Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or by a majority of the Whole Board and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 6. Quorum.

At any meeting of the Board of Directors, a majority of the total number of the Whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 7. Participation in Meetings By Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 8. Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 9. Compensation of Directors.

Unless otherwise restricted by the Corporation’s Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

ARTICLE III—COMMITTEES

Section 1. Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2. Conduct of Business.

Each committee of the Board of Directors may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of 1 or 2 members, in which event 1 member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV—OFFICERS

Section 1. Generally.

The officers of the Corporation shall consist of, if and when designated by the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider such appointment at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any number of offices may be held by the same person unless specifically prohibited therefrom by law. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors, a committee thereof or by such officers as may be designated by resolution of the Board of Directors.

Section 2. Chief Executive Officer.

The Chief Executive Officer shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers that are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. The Chief Executive Officer shall preside at all meetings of the stockholders. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation that are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

Section 3. President.

The President shall be the chief operating officer of the Corporation. He or she shall have general responsibility for the management and control of the operations of the Corporation and shall perform all duties and have all powers that are commonly incident to the office of chief operating officer or that are delegated to him or her by the Board of Directors. Subject to the direction of the Board of Directors and the Chief Executive Officer, the President shall have power to sign all stock certificates, contracts and other instruments of the Corporation that are authorized and shall have general supervision of all of the other officers (other than the Chief Executive Officer), employees and agents of the Corporation. Unless another officer has been appointed the Corporation’s Chief Executive Officer, the President shall also have the powers and responsibilities set forth under Section 2 of this Article IV.

Section 4. Vice President.

Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors and that are commonly incident to their office. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.

Section 5. Chief Financial Officer.

The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to the office of the chief financial officer and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time. The Chief Executive Officer or the President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer.

Section 6. Secretary.

The Secretary shall issue all authorized notices for, and shall maintain minutes of, all meetings of the stockholders and the Board of Directors and any committee thereof. He or she shall have charge of the corporate books and shall perform such other duties that are commonly incident to the office of secretary and as the Board of Directors may from time to time prescribe. The Chief Executive Officer or the President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary.

Section 7. Treasurer.

The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties that are commonly incident to the office of treasurer and as the Board of Directors may from time to time prescribe.

Section 8. Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 9. Removal.

Any officer of the Corporation may be removed at any time, with or without cause, by the affirmative vote of a majority of the members of the Board of Directors or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

Section 10. Resignations.

Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Chief Executive Officer, the President or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

Section 11. Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the President and the Chief Financial Officer shall each have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation or entity in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation or entity.

ARTICLE V—STOCK

Section 1. Certificates of Stock; Uncertificated Shares.

The shares of the Corporation shall be evidenced by certificates; provided, however, that the Board may provide by resolution or resolutions that some or all of any or all classes or series of stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares evidenced by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock evidenced by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman or a Vice-Chairman of the Board of Directors or the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Section 2. Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5 of this Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3. Record Date.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 4. Registered Stockholders.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 5. Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Corporation may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 6. Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI—OTHER SECURITIES OF THE CORPORATION

All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Article V of these Bylaws), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.

ARTICLE VII—NOTICES

Section 1. Notices.

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by facsimile, telegraph, telex or by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the Delaware General Corporation Law, the Corporation’s Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send such single notice, shall be deemed to have consented to receiving such single written notice. Any such consent shall be revocable by the stockholder by written notice to the Corporation.

Section 2. Waivers.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

ARTICLE VIII—MISCELLANEOUS

Section 1. Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2. Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3. Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4. Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 5. Time Periods.

In applying any provision of these Bylaws that requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 6. Other Offices.

The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 7. Execution of Corporate Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as provided in these Bylaws or as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

ARTICLE IX—INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1. Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation or is expressly required by law.

Section 2. Right to Advancement of Expenses.

In addition to the right to indemnification conferred in Section 1 of this Article IX, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such Proceeding in advance of its final disposition (hereinafter an “Advancement of Expenses”); provided, however, that, if required by the Delaware General Corporation Law, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “Undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under Section 1 of this Article IX or otherwise.

Section 3. Right of Indemnitee to Bring Suit.

If a claim under Section 1 or 2 of this Article IX is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses), it shall be a defense that, and (ii) any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a Final Adjudication that, in either case the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article IX or otherwise shall be on the Corporation.

Section 4. Non-Exclusivity of Rights.

The rights to indemnification and to the Advancement of Expenses conferred in this Article IX shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or directors or otherwise.

Section 5. Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6. Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7. Nature of Rights.

The rights conferred upon indemnitees in this Article IX shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article IX that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 8. Saving Clause.

If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and advance expenses to each director and officer to the fullest extent not prohibited by any applicable portion of this Article IX that shall not have been invalidated, or by any other applicable law. If this Article IX shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify and advance expenses to each director and officer to the fullest extent permitted under any other applicable law.

ARTICLE X—LOANS TO OFFICERS

Except as otherwise prohibited by applicable law, including the Sarbanes-Oxley Act of 2002, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

ARTICLE XI—AMENDMENTS

Subject to the limitations set forth in Section 7 of Article IX of these Bylaws, in furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal Bylaws of the Corporation; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least sixty-seven (67%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

APPENDIX D

SUMMARY COMPARISON OF SHAREHOLDER RIGHTS

BEFORE AND AFTER THE REINCORPORATION

Authorized Capital Stock

Colorado

The Colorado Articles authorize 600,000,000 shares of capital stock, par value $0.0001 per share, comprised of 500,000,000 shares of common stock, par value $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share. As of immediately prior to the Reincorporation, approximately 225,084,127 shares of QuikByte Common Stock and no shares of preferred stock of the Company will be outstanding.

Delaware

The Delaware Certificate will authorize 600,000,000 shares of capital stock, par value $0.0001 per share, comprised of 500,000,000 shares of common stock, par value $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share. As of immediately following the Reincorporation, approximately 225,084,127 shares of Sorrento Common Stock and no shares of preferred stock of Sorrento will be outstanding.

Blank Check Preferred Stock

Colorado

Under the CBCA, if the articles of incorporation so provide, a corporation may issue one or more classes of stock or one or more series of stock within any class, with such preferences, limitations and relative rights as determined by the board of directors without shareholder approval (“Blank Check Preferred Stock”).

Delaware

The DGCL also permits, if authorized by the certificate of incorporation, the issuance of Blank Check Preferred Stock with preferences, limitations and relative rights determined by a corporation’s board of directors without stockholder approval.

The Colorado Articles authorize 100,000,000 shares of preferred stock. As of immediately prior to the Reincorporation, the authorized preferred stock will constitute undesignated Blank Check Preferred Stock.	The Delaware Certificate will authorize 100,000,000 shares of preferred stock. As of immediately following the Reincorporation, the authorized preferred stock will constitute undesignated Blank Check Preferred Stock.
Special Meetings of Shareholders/Stockholders

Colorado

Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.

Delaware

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.

The Colorado Bylaws provide that a special meeting of the Company’s shareholders may be called by the Company’s president, chief executive officer, the Board or by the Company’s president at the request of the holders of not less than 10% of the shares of QuikByte Common Stock entitled to vote at the special meeting.	The Delaware Certificate and the Delaware Bylaws provide that special meetings of stockholders may be called by a majority of the authorized number of directors of Sorrento.
Corporate Action without a Shareholder/Stockholder Meeting

Colorado

The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.

Delaware

Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.

The Colorado Articles and the Colorado Bylaws provide that any action required or permitted by the provisions of the CBCA to be taken at a shareholder meeting may be taken without a meeting if the Company receives a written consent (or counterpart thereof) setting forth the action to be taken, signed by shareholders of the Company holding not less than the minimum number of votes that would be necessary to authorize such action at a shareholder meeting at which all of the shares entitled to vote on such matter were present and voted. Under the Colorado Bylaws, a written consent approved by the requisite shareholders shall have the same force and effect as a unanimous vote of all shareholders of the Company.	The Delaware Certificate prohibits stockholder action without a meeting, except in the case of holders of Sorrento preferred stock, if any, which are entitled to take action by written consent as provided in the applicable certificate of designation.
Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation

Colorado

Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Delaware

Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Colorado Articles do not contain any provisions related to amendments thereof.	The Delaware Certificate expressly reserves the right of Sorrento to amend or repeal any provision contained in the Delaware Certificate in the manner prescribed by Delaware law, provided that approval of the holders of at least 67% of the outstanding voting stock of Sorrento is required to amend or repeal certain provisions of the Delaware Certificate.
Amendment or Repeal of Bylaws

Colorado

Under the CBCA, shareholders may amend the corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

Delaware

The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Pursuant to the Colorado Articles and the Colorado Bylaws, the Colorado Bylaws can be adopted, amended or repealed by (i) the Board, unless the shareholders of the Company expressly provided that the Board could not adopt, amend or repeal a particular bylaw at the time the shareholders adopted, amended or repealed the bylaw, or (ii) the shareholders of the Company holding at least a majority of the outstanding shares entitled to vote in the election of the Company’s directors at any annual or special meeting called for the purpose of amending the Colorado Bylaws.	The Delaware Certificate and the Delaware Bylaws provide that, subject to the rights of holders of preferred stock of Sorrento, if any, bylaws may be adopted, amended or repealed (i) by the approval of a majority of the authorized number of directors of Sorrento, or (ii) upon the approval of the holders of at least 67% of the outstanding voting stock of Sorrento.

Anti-Takeover Statutes

Colorado

The CBCA does not contain provisions designed to deter takeovers of public companies, such as a “fair price” statute, “business combination” statute, “control share acquisition” statute or “cash-out” statute.

Delaware

Section 203 of the DGCL contains a form of a “business combination” statute, although a corporation’s certificate of incorporation or stockholders may elect to exclude the corporation from the restrictions imposed thereunder.

Section 203 provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine, confidentially, whether plan shares will be tendered in a tender or exchange offer); or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3 of the outstanding voting stock that is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include: (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date; and (b) the affiliates and associates of any such person.

The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange or held of record by more than 2,000 stockholders.

The Colorado Articles do not contain any business combination provisions.

Because neither the Delaware Certificate nor the Delaware Bylaws includes any provision to “opt-out” of the Delaware business combination statute, the statute will apply to business combinations involving Sorrento.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Sorrento for a three-year period. The provisions of Section 203 of the DGCL may encourage companies interested in acquiring Sorrento to negotiate in advance with the Sorrento Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

Number of Directors

Colorado Under the CBCA, the number of directors must be specified in the corporation’s bylaws.

Delaware

The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.

The Colorado Articles provide that the number of directors shall consist of one or more members, with the number stated or determined from time to time in the manner provided in the Colorado Bylaws. The Colorado Bylaws provide that the number of directors of the Company shall be fixed from time to time by the Board.	The Delaware Certificate and the Delaware Bylaws provide that, subject to any rights of preferred stockholders of Sorrento, the number of directors shall be fixed from time to time pursuant to a resolution adopted by the affirmative vote of a majority of the authorized number of directors of Sorrento.
Term

Colorado The CBCA permits (but does not require) the classifications of a corporation’s board of directors in the same manner as the DGCL.

Delaware

The DGCL permits (but does not require) classifications of a corporation’s board of directors into one, two or three classes, with each class comprised of as equal a number of directors as is possible. In the event of multiple classes of directors, the DGCL provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors.

The Company’s directors are currently elected annually. All directors hold office until the next annual meeting of shareholders following their election or until their successors are elected and qualified, or until their earlier death, resignation or removal.	The Delaware Certificate, like the Colorado Articles, provides that Sorrento’s directors are elected annually. Under the Delaware Certificate, subject to the rights of holders of preferred stock of Sorrento, if any, all directors hold office until the next annual meeting of stockholders following their election or until their successors are elected and qualified, or until their earlier death, resignation, disqualification or removal.
Removal

Colorado

Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Delaware

Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.

The Colorado Articles do not limit a shareholder’s right to vote to remove a director without cause. The Colorado Bylaws do not contain provisions related to the removal of directors.	The Delaware Certificate provides that, subject to the rights of holders of any preferred stock of Sorrento, if any, directors may be removed at any time, but only for cause and only by the vote of the holders of at least 67% of the outstanding voting stock of Sorrento.
Vacancies

Colorado

Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

Delaware

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the articles of incorporation or bylaws), stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.

The Colorado Articles do not alter the procedures specified in the CBCA. The Colorado Bylaws provide that any vacancy on the Board may be filled by a majority of the remaining directors in office.	Under the Delaware Certificate and the Delaware Bylaws, unless otherwise required by law or by resolution of Sorrento’s Board of Directors, vacancies on the board of directors may be filled, subject to the rights of holders of preferred stock of Sorrento, if any, by a vote of a majority of the remaining directors in office, although less than a quorum.
Cumulative Voting; Vote Required for the Election of Directors

Colorado

Under the CBCA, shareholders have the right to cumulate their votes in the election of directors unless otherwise provided in the articles of incorporation. In addition, the CBCA provides that, absent a provision to the contrary in a corporation’s articles of incorporation, the election of directors will be by a plurality vote of the shareholders entitled to vote.

Delaware

The DGCL permits cumulative voting if provided in the certificate of incorporation. In addition, the DGCL provides for the election of directors by plurality vote of the stockholders entitled to vote, unless the corporation’s certificate of incorporation or bylaws provide otherwise.

The Colorado Articles expressly prohibit cumulative voting for the election of directors. The Colorado Articles do not alter the default plurality voting standard for the election of directors. The Colorado Bylaws do not contain any provisions relating to the voting standard for the election of the Company’s directors.	The Delaware Certificate does not provide for cumulative voting. The Delaware Certificate does not alter the default plurality voting standard for the election of directors. The Delaware Bylaws do not contain any provisions relating to the voting standard for the election of Sorrento’s directors.
Limitation of Liability of Directors

Colorado

The CBCA permits a corporation to include a provision in its articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty in certain cases. Under the CBCA, a provision eliminating the liability of a director to the corporation or its shareholders for monetary liability for breach of the director’s fiduciary duty in certain cases must be contained in the corporation’s articles of incorporation. In addition, a director may not be exculpated from liability: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) arising from transactions relating to certain unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit.

Delaware

Under the DGCL, a provision eliminating the liability of a director to the corporation or its stockholders for monetary liability for breach of the director’s fiduciary duty in certain cases must be contained in the corporation’s certificate of incorporation. In addition, a director may not be exculpated from liability: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) arising from transactions relating to certain unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit.

The Colorado Articles exculpates directors of the Company from personal liability for all monetary damages for breach of fiduciary duty as a director to the fullest extent allowed under the CBCA, except that the Colorado Articles do not eliminate or limit the liability of the Company’s directors for monetary damages otherwise existing for: (i) any breach of the director’s duty of loyalty to the Company or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) certain acts specified in the CBCA relating to any unlawful distribution; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.	The Delaware Certificate exculpates directors of Sorrento from all monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director’s duty of loyalty to Sorrento or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for unlawful payment of dividends; or (iv) for any transaction from which the director derived an improper personal benefit.
Indemnification of Directors and Officers
Colorado The CBCA provisions regarding indemnification rights are substantially similar to the provisions contained in the DGCL, except as noted below.	Delaware

Permissive Indemnification. In addition to the limitations of the DGCL, the CBCA prohibits a corporation from indemnifying a director, officer, employee or agent of a corporation (each, an “Indemnitee”) adjudged liable of receiving an improper personal benefit.

The CBCA also allows a corporation to indemnify an Indemnitee who is not a director to a greater extent than specified in the CBCA, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CBCA.

The CBCA requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder’s meeting after making such payments.

Permissive Indemnification—Non-Derivative Actions. Under the DGCL, a corporation may indemnify an Indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such proceeding if the Indemnitee met the specified Standard of Conduct.

Permissive Indemnification—Derivative Actions. In the case of derivative actions, a corporation may indemnify an Indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the Indemnitee met the specified Standard of Conduct, except that no indemnification may be made for any claim as to which the Indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

Standard of Conduct. Under the CBCA, the specified “Standard of Conduct” requires that an Indemnitee acted (i) in good faith, (ii) in a manner the Indemnitee reasonably believed to be, in the case of conduct in the Indemnitee’s official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the Indemnitee’s conduct was unlawful.	Standard of Conduct. The DGCL states that any permissive indemnification, unless ordered by a court, may be made only after a determination that the Indemnitee met the specified Standard of Conduct. Under the DGCL, the specified Standard of Conduct requires that an Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

The Colorado Articles require the Company to indemnify any person who is or was a director of the Company to the fullest extent allowed by the laws of Colorado. The Colorado Articles require the Company to indemnify any person who is or was an officer, employee or agent of the Company to the fullest extent allowed by the laws of Colorado or to a greater extent if consistent with law and if provided by resolution of the Company’s shareholders or directors or in a contract.	Under the Delaware Bylaws, Sorrento must indemnify and hold harmless to the fullest extent permitted by law any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or an officer of Sorrento or is or was serving at the request of Sorrento as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan.
Advancement of Expenses

Colorado

Advancement of Expenses. Under the CBCA, a corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon (i) a written affirmation of the Indemnitee’s good faith belief that the Indemnitee met the specified Standard of Conduct and (ii) a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct. Under the CBCA, a corporation must make a preliminary determination based upon the then known facts that the specified Standard of Conduct has been met prior to advancing the Indemnitee expenses.

Delaware

Advancement of Expenses. A corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct.

The Colorado Bylaws provide that reasonable expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding may be paid by the Company to any Indemnitee in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Indemnitee’s good faith belief that he or she has met the Standard of Conduct, (ii) a written undertaking to repay such advances if it is ultimately determined that he or she did not meet the prescribed Standard of Conduct, and (iii) a determination is made by the Company that the facts as then known to the Company would not prohibit indemnification.	Under the Delaware Bylaws, Sorrento may advance expenses to any Indemnitee to the fullest extent allowed under the DGCL, provided that, if required under the DGCL, the Indemnitee must provide Sorrento with a written undertaking to repay such advances if it is ultimately determined that he or she did not meet the applicable Standard of Conduct.
Transactions with Officers and Directors

Colorado

The CBCA contains a provision regarding interested transactions between a corporation and its executives that is substantively identical to the corresponding statute contained in the DGCL, except that the applicable CBCA statute only addresses transactions between a corporation and its directors.

Delaware

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have a financial interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Neither the Colorado Articles nor the Colorado Bylaws places restrictions in addition to those contained in the CBCA.	Neither the Delaware Certificate nor the Delaware Bylaws places restrictions in addition to those contained in these DGCL provisions.

Dissenters’ rights of Appraisal; Appraisal Rights

Colorado

Dissenting shareholders have the right to obtain the fair value of their shares in more circumstances under the CBCA than under the DGCL. Under the CBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the CBCA are available to both record holders and beneficial holders.

Delaware

Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

Neither the Colorado Articles nor the Colorado Bylaws contains any provisions relating to Dissenters’ rights.	Neither the Delaware Certificate nor the Delaware Bylaws contains any provisions relating to appraisal rights.
Shareholders Rights to Examine Books and Records

Colorado

Under the CBCA, any record or beneficial shareholder of a corporation may, upon five days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least three months or (ii) is a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Delaware

Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the CBCA, except: (i) there is no requirement that a stockholder has been a shareholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Neither the Colorado Articles nor the Colorado Bylaws contains a provision regarding examination rights.	Neither the Delaware Certificate nor the Delaware Bylaws contains a provision regarding examination rights.

Dividends and Repurchases of Shares

Colorado

The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The CBCA permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware

The concepts of par value, capital and surplus are retained under the DGCL. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.

The Colorado Articles permit the Board to declare and pay dividends upon the QuikByte Common Stock out of any funds legally available therefor at such times and in such amounts as the Board shall determine, subject to preferential dividend rights, if any, of the holders of the Company’s preferred stock.	Neither the Delaware Certificate nor the Delaware Bylaws prohibits (i) the payment of dividends or (ii) the repurchase and subsequent reissuance of shares acquired by Sorrento.
Franchise Tax

Colorado There is no franchise tax in Colorado.	Delaware The DGCL requires corporations to pay an annual franchise tax.

APPENDIX E

ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT

CONCERNING DISSENTERS’ RIGHTS

7-113-101. DEFINITIONS.

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS’ RIGHTS.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. DISSENTERS’ NOTICE.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT.

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenters’ right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

7-113-301. COURT ACTION.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

APPENDIX F

PAYMENT DEMAND FORM

Attention:	QuikByte Software, Inc.
6042 Cornerstone Ct. West, Suite B
San Diego, CA 92121
Attn: Corporate Secretary

Dear Sir or Madam:

The undersigned (the “Shareholder”) elects to exercise such shareholder’s dissenters’ rights under Colorado law with respect to the conversion of QuikByte Software, Inc. (the “Company”) from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”).

1. Delivered herewith are the following certificates representing the Shareholder’s shares of common stock, par value $0.0001, of the Company (the “Shares”).

Name as it Appears on the Certificate	Certificate Number	Number of Shares

2. Payment for the Shares shall be made to the Shareholder at the following address:

Address:

3. The Shareholder hereby certifies that such shareholder acquired beneficial ownership of the Shares:

☐ before October 23, 2009, the date of the first announcement to the news media or to the Company’s shareholders of the terms of the Reincorporation (the “Announcement Date”).

☐ on or after the Announcement Date.

4. The Shareholder understands and acknowledges that, with respect to the Shares set forth in this payment demand, such shareholder retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the Reincorporation and has only the right to receive payment for the shares after the effective date of the Reincorporation.

Very truly yours,

Date:
Signature of Shareholder

Print Name:

F-1

APPENDIX G

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN DOCUMENT

1. Establishment, Purpose, and Types of Awards

Sorrento Therapeutics, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan” (hereinafter referred to as the “Plan”) in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

(a) Awards. The Plan permits grants of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

(b) Effect on Other Plans. The Plan is not intended to affect and shall not affect any stock options, equity-based compensation or other benefits that the Company or its Affiliates may have provided pursuant to any agreement, plan, or program that is independent of this Plan.

2. Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. Shares Subject to the Plan

Subject to the provisions of Section 13:

(a) The maximum number of Shares that the Company may issue for all Awards is 12,000,000 Shares, as increased by the number of Shares permitted for issuance under the Plan pursuant to the terms of Section 3(c).

(b) For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury. Shares that are subject to an Award under this Plan that for any reason expire, are forfeited, are cancelled, or become unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under this Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award under this Plan either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon grant, exercise, vesting or distribution of an Award.

(c) An annual increase in the number of Shares reserved for issuance pursuant to this Plan shall automatically occur on the first day of each fiscal year of the Company, beginning with fiscal year 2011, and the increase shall be equal to the lesser of (a) 1,200,000 Shares, (b) one percent (1%) of outstanding Shares as of the last day of the immediately preceding fiscal year (rounded down to the nearest whole share), and (c) such number of Shares approved by the Board or the Committee.

(d) Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in Section 3(a) by the number of Shares issued pursuant to Awards, provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the exercise price for an Award, shall be available for issuance pursuant to future ISO Awards.

4. Administration

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii) to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system, in all cases in the event that the Company establishes for itself, or uses, the services of a third party to establish an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response; and

(viii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d) Action by Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate thereof, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(f) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and, to the full extent allowable under Applicable Law, shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorneys’ fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. Eligibility

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 26 unless otherwise specifically provided in an Award Agreement.

(c) Limits on Awards. During any calendar year, no Participant may receive Options and SARs that relate to more than 2,400,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

(d) Replacement Awards. Subject to Applicable Laws (including any associated stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not include an exercise price that is lower than the exercise price of the surrendered Option unless the Company’s stockholders approve the Option grant itself or the program under which the Option grant is made pursuant to the Plan.

6. Option Awards

(a) Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall automatically be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Option. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h); provided that the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that:

(i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date; and

(ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of Options within the meaning of the federal securities laws applicable to proxy statement disclosures.

(e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award

Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by payment of the full exercise price of the Shares being purchased. The Committee shall determine the acceptable methods of payment for exercise of the Option on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Option Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) the Participant’s surrender of a number of Shares that are subject to the Option being exercised and that have a Fair Market Value equal to the exercise price and minimum taxes payable (at statutory rates) upon exercise, with any additional amount that the Participant owes being paid in cash or by check payable to the Company (in U.S. dollars);

(iii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iv) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. Notwithstanding any other provision in this Plan, in no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Death. In the event of the death of a Participant either during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service for any reason other than due to Cause, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested as of the earlier to occur of the date of the Participant’s death or the date the Participant’s Continuous Service terminated.

(iv) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and any such Option shall be considered immediately null and void.

(i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.

7. Share Appreciate Rights (SARs)

(a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person pursuant to Award Agreements, in any of the following forms:

(i) SARs Related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Sections 7(e) and 7(f). Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs that are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s stockholders generally in connection with the event.

(b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of any SAR within the meaning of federal securities laws applicable to proxy statement disclosures.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the

Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. All SARs that are settled in shares of the Company’s stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

(e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage specified in the Award Agreement, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

(g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when a Participant’s Continuous Service terminates.

8. Restricted Shares, Restricted Share Units and Unrestricted Shares

(a) Grants. The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting. Unless otherwise provided in an Award Agreement, whenever Unrestricted Shares are issued to a Participant pursuant to Section 8(d) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to the stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9.

(g) Deferral Elections. At any time within the 30-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of Restricted Share Units (or before the calendar year in which such a Participant receives a subsequent Award, subject to adjustments by the Committee in accordance with Code Section 409A), the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award more than 12 months after the date of the Participant’s deferral election. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) and no vesting shall occur (other than for death or Disability if provided pursuant to the Award Agreement) within the 12-month period following the date of the Participant’s election.

9. Deferred Share Units

(a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder, subject to adjustments by the Committee in accordance with Code Section 409A) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless:

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Crediting of Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c), the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. Performance Awards

(a) Performance Units. Subject to the limitations set forth in Section 10(c), the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b) Performance Compensation Awards. Subject to the limitations set forth in Section 10(c), the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 6,000,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b).

11. Taxes

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner (i) that conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C) of the Code. The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12. Non-Transferability of Awards

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or in the case of an option other than an ISO, pursuant to a domestic relations order as defined under Rule 16a-12 under the Exchange Act. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, a transferee permitted by this Section 12, or except as would cause an ISO to lose such status, by a bankruptcy trustee.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award relating to non-ISOs, SARs settled only in Shares, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Each share of restricted stock shall be non-transferable until such share becomes non-forfeitable. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation or a Change in Control

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, in each case effected at any time after this Plan is approved by the Board. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) cause or otherwise provide that each outstanding Award shall be assumed through the continuation of the Plan and the assumption of the agreements covering the Award or substituted for a substantially similar award issued by a successor entity or a parent or subsidiary of such successor entity (the “Successor Entity”), in each case with appropriate adjustments as to the number and kind of shares subject to the Award, the exercise price of such Award and such other terms deemed appropriate, as applicable;

(ii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

(iii) accelerate in part or in full to a date prior to the effective time of such Change in Control as the Committee shall determine (or, if the Committee shall not determine such a date, to the date that is two days prior to the effective time of the Change in Control) the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject, however, to the terms of Section 15(a).

Notwithstanding the above, (i) to the extent that an Award is not exercised prior to consummation of a transaction, including a Change in Control, in which the Award is not being assumed or substituted for in such transaction, such Award shall automatically terminate as of immediately prior to the consummation of such transaction; and (ii) in the event a Participant holding an Award assumed or substituted by the Successor Entity in a Change in Control is Involuntarily Terminated by the Successor Entity in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective time of the Participant’s termination, unless an Award Agreement provides otherwise.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee and set forth in the Award Agreement, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15. Modification of Awards and Substitution of Options.

(a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. Term of Plan.

The Plan shall continue in effect for a term of ten years from its effective date as determined under Section 20, unless the Plan is sooner terminated under Section 17.

17. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

20. Effective Date and Contingencies.

The Plan shall become effective on the date it is adopted by the Board or the Committee; provided that this Plan shall be submitted to the Company’s stockholders for approval. If this Plan is not approved by the Company’s stockholders in accordance with Applicable Laws (as determined by the Committee in its sole discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the stockholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21. Controlling Law.

This Plan shall be governed by the laws of the State of Delaware (without regard to conflicts of laws principles), to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws and Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23. No Stockholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25. References. All references herein to sections and appendices shall be deemed to be references to sections and appendices, respectively, of this Plan unless the context shall otherwise require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes, and references to all attachments thereto and instruments incorporated therein.

26. Termination, Rescission and Recapture of Awards. Notwithstanding any other provision of the Plan, but only to the extent specifically provided in any Award Agreement, this Section shall only apply to a Participant who is, on the Award Date, an Employee of the Company or its Affiliates, and shall automatically cease to apply to any Participant from and after his or her termination of Continuous Service after a Change in Control.

(a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one (1) year after Participant’s termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 26 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

27. Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted to him or her under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a) the granting, vesting, or payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria;

(b) in the Committee’s view, the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company or any material Affiliate thereof; and

(c) a lower granting, vesting or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section 27.

In each instance, the Committee may, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

28. Pre-National Securities Exchange Listing Provisions.

Subject to any contrary terms set forth in any Award Agreement, for any period preceding the date on which the Shares are not listed for trading on the New York Stock Exchange, the NYSE Amex, the Nasdaq Stock Market, LLC, or a successor to one of them, this Section shall be applicable to any Shares subject to or issued pursuant to Awards.

(a) Stockholders’ Agreement. As a condition for the delivery of any Shares pursuant to any Award, the Committee may require the Participant to execute and be bound by any agreement that generally exists between the Company and similarly-situated stockholders of the Company.

(b) Repurchase Rights. The Committee in its discretion may provide that the Company may repurchase Shares issued pursuant to the Plan upon a Participant’s termination of Continuous Service; provided, however that any such repurchase right shall be set forth in the applicable Award Agreement or in another agreement referred to in such agreement and, provided further, that to the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right granted prior to the date on which the Shares become publicly-traded to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at not less than the Fair Market Value of the Shares to be purchased on the date of termination of Continuous Service, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options or SARs after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Committee and the Plan participant, and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination of the Participant’s Continuous Service at the original purchase price for such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the Shares per year over five (5) years from the Grant Date (without respect to the date the Option or SAR was exercised or became exercisable), and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of Continuous Service (or, in the case of shares issued upon exercise of Options or SARs, after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant.

[APPENDIX A FOLLOWS]

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment, consulting or service agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment, consulting or service relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” shall mean the occurrence during the term of the Plan of any of the following events, subject however to the Committee’s determination (to the extent required to conform with Section 409A of the Code) that any occurrence listed below is a permissible distribution event within the meaning of Section 409A of the Code (it being the intention of the Company to set forth, interpret and apply the following provisions in a manner conforming with Section 409A insofar as applicable): (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by one or more Persons different from the Persons (or their Affiliates) holding those securities immediately prior to such merger.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions have substantially the same proportionate ownership in an entity which owns all or substantially all of the former assets or capital stock of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Sorrento Therapeutics, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s most recent period of service, in the absence of any interruption or termination of service, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not, by itself, constitute an interruption of Continuous Service.

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” or “Disability” means a condition under which a Participant:

(c) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

(d) has, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended by the Company or an Affiliate.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market LLC (as applicable, the “Exchange”), on the Determination Date, or, if shares were listed, but not traded, on such Exchange on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not quoted on an Exchange, but is otherwise traded on the Over-the-Counter Bulletin BoardTM or the Pink Sheets®, the mean between the representative bid and asked prices on the Determination Date; or (iii) if subsections (i) and (ii) do not apply, the fair market value established in good faith by the Board.

“Incentive Share Option” or “ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntarily Terminated” means a Participant’s Continuous Service is terminated under the following circumstances occurring in connection with, or within 12 months following consummation of, a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site as of immediately prior to the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of a reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b).

“Performance Unit” means Awards granted pursuant to Section 10(a) that may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13.

“Ten Percent Holder” means a person who owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate.

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

As approved by the Board of Directors on October 22, 2009.

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Stock Option Award Agreement

Award No.

You (the “Participant”) are hereby awarded the following stock option (the “Option”) to purchase Shares of Sorrento Therapeutics, Inc. (the “Company”), subject to the terms and conditions set forth in this Stock Option Award Agreement (as may be amended or restated from time to time, the “Award Agreement”) and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should carefully review these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives or their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Grant Date designated in Section 1 below..

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Variable Terms. This Option shall have, and be interpreted according to, the following terms, subject to the provisions of the Plan in all instances:

Name of Participant:

Type of Stock Option:	☐	Incentive Stock Option (ISO) (1)

	☐	Non-Incentive Stock Option (2)

Number of Shares subject to Option:

Option Exercise Price per Share:

Grant Date:

Reverse Vesting (early exercise):	☐ Allowed in accordance with Section 6(i) of the Plan.
☐ Not allowed.

(1)	If an ISO is awarded to a person owning more than 10% of the voting power of all classes of stock of the Company or of any Subsidiary, then the term of the Option cannot exceed 5 years and the exercise price must be at least 110% of the Fair Market Value (100% for any other employee who is receiving ISO awards).
(2)	The exercise price of a non-ISO must be at least 100% of the Fair Market Value.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

Manner of Exercise:

☐	cash or check payable to the Company (in U.S. dollars).

☐	your surrender of a number of Shares that are subject to this Option and that have a Fair Market Value equal to the exercise price and minimum taxes payable (at statutory rates) upon exercise, with any additional amount that you owe being paid by you in cash or by check payable to the Company (in U.S. dollars).

☐	other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company.

☐	a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale.

☐	any combination of the foregoing methods of payment.

Vesting Schedule:	(Establishes the Participant’s rights to exercise this Option with respect to the Number of Shares stated above, subject to acceleration per Section 2 below and to any stockholder approval requirement set forth in the Plan.)

☐	% on Grant Date.

☐	% on each of the first [monthly][quarterly][annual] anniversary dates of the Participant’s Continuous Service after the Grant Date.

Lifetime Transfer:	☐	Allowed pursuant to Section 9 below only for Non-Incentive Stock Option.

Expiration Date:	☐	years after Grant Date; or

	☐	10 years after Grant Date

2. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

3. Term of Option. The term of the Option will expire at 5:00 p.m. (P.D.T. or P.S.T., as applicable) on the Expiration Date.

4. Manner of Exercise. The Option shall be exercised in the manner set forth in the Plan, using the exercise form attached hereto as EXHIBIT C. The amount of Shares for which the Option may be exercised is cumulative; that is, if you fail to exercise the Option for all of the Shares vested under the Option during any period set forth above, then any Shares subject to the Option that are not exercised during such period may be exercised during any subsequent period, until the expiration or termination of the Option pursuant to Sections 2 and 6 of this Award Agreement and the terms of the Plan. Fractional Shares may not be purchased.

5. Special ISO Provisions. If designated as an ISO, this Option shall be treated as an ISO to the extent allowable under Section 422 of the Code, and shall otherwise be treated as a Non-ISO. If you sell or otherwise dispose of Shares acquired upon the exercise of an ISO within 1 year from the date such Shares were acquired or 2 years from the Grant Date, you agree to deliver a written report to the Company within 10 days following the sale or other disposition of such Shares detailing the net proceeds of such sale or disposition.

6. Termination of Continuous Service. If your Continuous Service is terminated for any reason, this Option shall terminate on the date on which you cease to have any right to exercise the Option pursuant to the terms and conditions set forth in Section 6 of the Plan.

7. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a [                            ] [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers;

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Options in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

8. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the Option awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

9. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, the Participant may transfer this Option if allowed under Section 1 hereof for a Non-Incentive Stock Option (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

10. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

13. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

14. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

18. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

19. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award Agreement, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

20. Investment Purposes. You represent and warrant to the Company that you are acquiring the Options for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Options within the meaning of the Securities Act of 1933, as amended.

21. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section          of that certain employment agreement between you and the Company, dated as of              , 20    .]

<Signature Page Follows>

Stock Option Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Title:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Form of Exercise of Stock Option Award Agreement

Sorrento Therapeutics, Inc.
Attention:	6042 Cornerstone Ct. West, Suite B
San Diego, CA 92121
Attn: Corporate Secretary

Dear Sir or Madam:

The undersigned elects to exercise his/her [Incentive][Non-qualified] Stock Option to purchase      shares of Common Stock of Sorrento Therapeutics, Inc. (the “Company”) under and pursuant to a Stock Option Agreement dated as of                     .

1. ☐  Delivered herewith is a certified or bank cashier’s or teller’s check for the following amount: $

2. ☐  Delivered herewith are shares of Common Stock held by the undersigned for at least six months*, valued at the closing sale price of the stock on the business day prior to the date of exercise**, as follows:

$                      in the form of      shares of Common Stock, valued at $         per share

3. ☐  Delivered herewith are irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.**

4. ☐  I hereby surrender all rights to such number of Shares that are subject to this Option being exercised and that have a Fair Market Value equal to the exercise price and taxes payable, with any additional amount that I owe being paid by me through salary reduction from Company’s next payroll.**

Very truly yours,

Date	Optionee

*	The Committee may waive the six months’ requirement in its discretion.
**	The Committee must approve this method in writing before your election

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Designation of Beneficiary

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                        (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this
day of , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AWARD AGREEMENT

AWARD NO.

You (the “Participant”) are hereby awarded Restricted Shares (“Restricted Shares”) subject to the terms and conditions set forth in this Restricted Share Award Agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award Agreement, including your tax alternatives and their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

22. Specific Terms. Your Restricted Shares have the following terms:

Name of Participant

Number of Shares Subject to Award

Purchase Price per Share (if applicable)	☐ Not applicable ☐ $ per share

Award Date

Vesting	At the rate of % on each of the next [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

Transfer of Award	You may transfer your Restricted Shares only pursuant to Section 12 hereof.

Deferral Elections	☐ Allowed in accordance with Section 8(g) of the Plan. ☐ Not allowed.

23. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

24. Dividends. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of 5% per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Shares are issued.

25. Investment Purposes. By executing this Agreement, you represent and warrant to the Company that you are acquiring your Restricted Shares for investment purposes only and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Restricted Shares within the meaning of the Securities Act of 1933, as amended.

26. Issuance of Restricted Shares. Until all vesting restrictions lapse, any certificates that you receive for Restricted Shares will include a legend stating that they are subject to the restrictions set forth in the Plan and this Award Agreement. The Company may, in its discretion, hold such Restricted Shares in escrow until vesting occurs. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy your tax-withholding obligations. The certificates evidencing such Restricted Shares that will be issued will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued:

“The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan, and in any rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of Sorrento Therapeutics, Inc.”

27. Unvested Restricted Shares. You will be reflected as the owner of record on the Company’s books and records of any Shares issued pursuant to this Award Agreement. The Company will hold the stock certificates for safekeeping until such Shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares are issued, a stock power, endorsed in blank, with respect to any such Shares. If you forfeit any Shares, the stock power will be used to return the certificates for the forfeited Shares to the Company’s transfer agent for cancellation. As the owner of record of any Restricted Shares you qualify to receive pursuant to this Award Agreement, you will be entitled to all rights of a stockholder of the Company, including the right to vote Shares and the right to the payment of any cash dividends and other distributions (including those paid in stock) following the date of issuance of such Shares and to the extent paid in stock, such stock shall be subject to the same restrictions contained in Section 1 hereof, subject in each case to the treatment of the Award upon termination of service with the Company and/or an Affiliate (the “Company Group”) before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution.

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

28. Termination of Continuous Service. Subject to Section 2 above, this Award shall be canceled and become automatically null and void immediately after termination of your Continuous Service for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your Continuous Service ends.

29. [Performance-based Acceleration. [OPTIONAL] Your Restricted Shares shall be subject to accelerated vesting following the [first][second][third][fourth] anniversary of the Award Date if the Committee determines that the following performance conditions have been satisfied:                     .]

30. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the Company Group’s business interests and objectives. Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan for any reason. The Participant acknowledges and agrees that the grant of the Restricted Shares pursuant to this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

31. Section 83(b) Election Notice. If you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a “Section 83(b) Election”), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. EXHIBIT C attached hereto contains a suggested form of Section 83(b) Election.

32. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest, if any, in the Restricted Shares awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

33. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

34. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

35. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

36. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

37. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

38. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

39. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

40. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

41. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

42. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

43. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

44. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of                      .]

<Signature Page Follows>

Restricted Share Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Restricted Shares are awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Section 83(b) Election Form

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) Election normally cannot be revoked.

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Election to Include Value of Restricted Shares in Gross Income

in Year of Transfer Under Internal Revenue Code Section 83(b)

Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

29.	My General Information:

Name:
Address:

S.S.N.
or T.I.N.:

30.	Description of the property with respect to which I am making this election:

             shares of common stock of Sorrento Therapeutics, Inc. (the “Restricted Shares”).

31.	The Restricted Shares were transferred to me on , 20 . This election relates to the 20 calendar taxable year.

32.	The Restricted Shares are subject to the following restrictions:

The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (“Plan”) Restricted Share Award Agreement (“Award Agreement”) or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

33.	Fair market value:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $             per share.

34.	Amount paid for Restricted Shares:

The amount I paid for the Restricted Shares is $             per share.

EXHIBIT D

35.	Furnishing statement to employer:

A copy of this statement has been furnished to my employer,                     . If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

36.	Award Agreement or Plan not affected:

Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated: , 20
Taxpayer

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

DESIGNATION OF BENEFICIARY

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                                    (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards, as defined in the Company’s 2009 Stock Incentive Plan (as may be amended from time to time, the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD AGREEMENT

AWARD NO.

You (the “Participant”) are hereby awarded Restricted Share Units (the “RSUs”) subject to the terms and conditions set forth in this Restricted Share Unit Award Agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award Agreement, including your tax alternatives and their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

45. Specific Terms. Your RSUs have the following terms:

Name of Participant

Number of Restricted Share
Units Subject to Award

Purchase Price per Share	☐ Not applicable ☐ $ per share
(if applicable)

Award Date

Vesting	At the rate of % on each of the next [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

Deferral Elections	☐ Allowed in accordance with Section 8(g) of the Plan. ☐ Not allowed.

46. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

47. Dividends. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares underlying your RSUs, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of 5% per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

48. Investment Purposes. By executing this Agreement, you represent and warrant to the Company that any Shares issued to you pursuant to your RSUs will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended.

49. Termination of Continuous Service. Subject to Section 46 hereof, this Award shall be canceled and become automatically null and void immediately upon termination of your Continuous Service for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your Continuous Service ends.

50. Satisfaction of Vesting Restrictions. No Shares will be issued before you complete the requirements that are necessary for you to vest in the Shares underlying your RSUs. As soon as practicable after the date on which your RSUs vest in whole or in part, the Company will issue to you or your duly-authorized transferee, free from vesting restrictions (but subject to such legends as the Company determines to be appropriate), one Share for each vested RSU. Fractional shares will not be issued, and cash will be paid in lieu thereof. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

51. [Performance-based Acceleration. [OPTIONAL] Your RSUs shall be subject to accelerated vesting following the second anniversary of the Award Date if the Committee determines that the following performance conditions have been satisfied:                     .]

52. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan

(relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of RSUs in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

53. Section 83(b) Election Notice. If you provide the Company with prior written notice of your intention to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your RSUs (a “Section 83(b) Election”), the Committee may in its discretion convert your RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of this Award Agreement. You agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. EXHIBIT C attached hereto contains a suggested form of Section 83(b) Election. Any Restricted Shares issued to you pursuant to this Section 9 shall bear such legends as the Company determines to be appropriate until all vesting restrictions lapse and certificates are issued to you pursuant to Section 6 of this Award.

54. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest, if any, in the RSUs awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

55. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Award Agreement and the Plan.

56. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

57. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

58. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

59. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

60. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

61. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

62. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

63. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

64. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

65. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

66. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of                  , 20    .]

Signature Page Follows

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the RSUs hereby awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Section 83(b) Election Form

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) Election normally cannot be revoked.

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

ELECTION TO INCLUDE VALUE OF RESTRICTED SHARES IN

GROSS INCOME

IN YEAR OF TRANSFER UNDER INTERNAL REVENUE CODE

SECTION 83(B)

Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1. My General Information:

Name:
Address:
S.S.N. or T.I.N.:

2. Description of the property with respect to which I am making this election:

             shares of common stock of Sorrento Therapeutics, Inc. (the “Restricted Shares”).

3. The Restricted Shares were transferred to me on              , 20    . This election relates to the 20     calendar taxable year.

4. The Restricted Shares are subject to the following restrictions:

The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (“Plan”) Restricted Share Unit Award Agreement (“Award Agreement”) or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5. Fair market value:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $             per share.

6. Amount paid for Restricted Shares:

The amount I paid for the Restricted Shares is $             per share.

7. Furnishing statement to employer:

A copy of this statement has been furnished to my employer,                                 . If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8. Award Agreement or Plan not affected:

Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated:              , 20    .

Taxpayer

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Designation of Beneficiary

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                   (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards, as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:	[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Deferral Election Agreement for Deferred Share Units

THIS DEFERRAL ELECTION AGREEMENT FOR DEFERRED SHARE UNITS (as may be amended or restated from time to time, the “Deferral Agreement”) is made this      day of             ,             , by and between                                      (the “Participant”), and Sorrento Therapeutics, Inc. (the “Company”).

WHEREAS, the Company has established the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), a copy of which is attached hereto as EXHIBIT A, and a summary of which appears in its Prospectus attached hereto as EXHIBIT B;

WHEREAS, the Participant is eligible to participate in said Plan;

WHEREAS, Section 9(a) of the Plan permits the Committee to authorize deferral compensation elections with any deferred compensation being credited to Deferred Share Units (“DSUs”) in accordance with Section 9 of the Plan;

NOW, THEREFORE, it is mutually agreed as follows:

37. Term of Election. This Deferral Agreement and the provisions of the Plan constitute the entire agreement between the parties, and will continue in full force and effect until the Participant executes a superseding Deferral Agreement, or until revoked by the Participant in a writing sent to and approved by the Committee, or until the Participant ceases service with the Company or an Affiliate, or until the Plan is terminated by appropriate corporate action, whichever shall first occur. This Deferral Agreement will become effective:

(a)	on the January 1st following the execution of this Deferral Agreement by each of the Company and Participant; or

(b)	on the first day of the next calendar month following the execution of this Deferral Agreement by each of the Company and Participant, but only if this Deferral Agreement is executed within the 30-day period after the Participant first becomes eligible for Plan participation.

38. Compensation being Deferred. The Participant makes the following election (which shall supersede any prior election only to the extent of an election made affirmatively herein) to defer the following amount of fees/compensation for as long as this Deferral Agreement is in effect:

(a)	percent ( %) of the amount otherwise payable in cash.

(b)	percent ( %) of the amount otherwise payable in shares of the Company’s common stock.

(c)	percent ( %) of any Restricted Share Units (“RSUs”) in which the Participant earns a vested interest (but only if the underlying Award Agreement specifically authorizes deferral elections).

39. Crediting, Vesting, and Distribution of Deferred Compensation. The Company agrees to make DSU credits in accordance with Section 9 of the Plan and the elections that the Participant makes in the Distribution Election Agreement that is attached hereto as EXHIBIT C.

40. Taxes. The Participant, by the execution hereof, agrees to be solely responsible for the satisfaction of any taxes that may arise (including taxes arising under Sections 409A or 4999 of the Code), and further agrees that neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes. The Committee shall nevertheless have the discretion—

(a)	to condition any issuance of Shares on the Participant’s satisfaction of applicable employment and withholding taxes; and

Deferral Election Agreement for Deferred Share Units

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(b)	to unilaterally modify this Deferral Agreement in any manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, that defers distributions pursuant to the Award until the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C).

The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Deferral Agreement.

41. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Deferral Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your rights and interest under this Deferral Agreement. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as ATTACHMENT 1 to EXHIBIT C (“Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

42. Restrictions on Transfer. This Deferral Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Deferral Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Deferral Agreement and the Plan.

43. Notices. Any notice or communication required or permitted by any provision of this Deferral Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Deferral Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

44. Binding Effect. Except as otherwise provided in this Deferral Agreement or in the Plan, every covenant, term, and provision of this Deferral Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

45. Modifications. This Deferral Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Deferral Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

46. Headings. Section and other headings contained in this Deferral Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Deferral Agreement or any provision hereof.

47. Severability. Every provision of this Deferral Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Deferral Agreement.

Deferral Election Agreement for Deferred Share Units

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

48. Counterparts. This Deferral Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

49. Plan Governs. By signing this Deferral Agreement, you acknowledge that you have received a copy of the Plan and that your Deferral Agreement, including the Distribution Election Agreement attached as EXHIBIT C hereto, is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Deferral Agreement, and that your Deferral Agreement is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Deferral Agreement and those of the Plan, the provisions of the Plan shall control.

50. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Deferral Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

51. Not a Contract of Employment. By executing this Deferral Agreement you acknowledge and agree that nothing in this Deferral Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the Company’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and the Company would not have executed this Deferral Agreement but for these acknowledgements and agreements.

<Signature Page Follows>

Deferral Election Agreement for Deferred Share Units

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN DOCUMENT

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN PROSPECTUS

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Distribution Election Agreement regarding Deferred Share Units

THIS DISTRIBUTION ELECTION AGREEMENT (the “Distribution Agreement”) is made this      day of         ,         , by and between                              (the “Participant”), and Sorrento Therapeutics, Inc. (the “Company”), with respect to compensation that the Participant defers pursuant to the terms and conditions of the Deferral Agreement (the “Deferral Agreement”) dated         ,               between the Participant and the Company.

WHEREAS, the Company has established the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (the “Plan”), and the Participant has elected to defer compensation and thereby to participate in said Plan and to accrue Deferred Share Units (“DSUs”) in accordance with Section 9 of the Plan;

NOW, THEREFORE, it is mutually agreed as follows:

1. This Distribution Agreement, the Deferral Agreement and the Plan constitute the entire agreement between the parties with respect to the Company’s distribution to any and all benefits to which the Participant becomes entitled pursuant to Section 9 of the Plan. The elections made in Section 2 below shall be irrevocable. The Participant’s beneficiary designation shall remain in full force and effect until revoked or changed by the Participant in a writing sent to the Committee.

2. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, makes the following elections, subject to the requirement that the Participant must collect all Plan benefits not later than December 31st of the tenth (10th) year after the year in which the Participant ceases service with the Company or an Affiliate:

(a)	The Company shall commence issuing shares in satisfaction of DSU credits deferred and any related accumulated income on the first to occur of:

(    ) January 1st of the calendar year immediately following the year in which the Participant ceases service with the Company.

(    ) January 1st of the year that is      years after the Participant ceases service with the Company.

Notwithstanding the foregoing, the Participant hereby elects to collect     % of his or her account balance as soon as practicable after a Change in Control (as defined in the Plan), subject to any applicable provisions of the Plan and the Participant’s Deferral Agreement.

(b)	The Participant hereby elects to have the Company distribute the DSUs and any related accumulated earnings as follows:

(    ) in substantially equal installments over a period of      years (must be less than 10 years).

(    ) in a lump sum.

(c)	All distributions made pursuant to the Plan and this Agreement will be made in whole shares of the Company’s common stock, with cash paid in lieu of fractional shares.

(d)	Notwithstanding the foregoing, all distributions made to Directors shall be made pursuant to Section 9 of the Plan and shall be settled in cash only (or, subject to Applicable Laws, in newly issued Shares or Shares obtained through open market purchase).

Distribution Election Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

3. The Participant hereby designates beneficiary listed on Attachment 1 hereto to be his or her beneficiary or beneficiaries and to receive the balance of any unpaid deferred compensation and related earnings.

4. The Company agrees to issue shares in satisfaction of DSU credits in accordance with the terms of the Plan and the elections by the Participant made herein and subject to the specific terms for deferrals by Directors as set forth in Section 9 of the Plan.

5. The terms of Sections 7 through 14 of the Deferral Agreement are incorporated herein by reference, and shall apply to this Distribution Agreement based on the understanding that references in such Sections to the Deferral Agreement shall refer to this Distribution Agreement for purposes hereof.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

PARTICIPANT

Printed Name:

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

ATTACHMENT 1

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

DESIGNATION OF BENEFICIARY

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                                         , an individual residing at                                                                                        (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

SAR AWARD AGREEMENT

AWARD NO.

You (the “Participant”) are hereby awarded Stock Appreciation Rights subject to the terms and conditions set forth in this agreement (as may be amended or restated from time to time, the “Award Agreement”) and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”). A copy of the Plan is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives or their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Individualized Terms. This portion of your Award is being granted pursuant to Section 7 of the Plan, and shall have the following terms:

Name of Participant

Date of Award

Number of Shares measuring the value of this SAR	Shares (“SAR Shares”).

Base Price for SARs	$ . per Share.

Vesting	At the rate of % on each of the next [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

2. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	%
Between 1st and 2nd Anniversary	%
After 2nd Anniversary	%

3. Vesting and Exercise of Your Award. No Shares will be issued and no cash will be paid to you before your Award vests in accordance with Section 1 or 2 above and is exercised. To the extent you have vested in this Award, you may exercise it at any time and from time to time in accordance with the Plan, using the exercise form attached hereto as EXHIBIT C. The amount you receive upon exercise will equal the product of:

(a) the number of SAR Shares that you designate for exercise, and

(b) the excess of 100% of the Fair Market Value of a Share on the date of exercise over the Base Price stated in Section 1 above.

4. Form of Payments to You. The Company will make any payment to you under this Award in the form of Shares, with cash paid in lieu of fractional Shares. Any Shares that you receive will be free from vesting restrictions (but subject to such legends as the Company determines to be appropriate). Notwithstanding the foregoing, the Company will not issue Share certificates to you unless you have made arrangements satisfactory to the Committee to satisfy any applicable tax-withholding obligations.

5. Failure of Vesting Restrictions. By executing this Award, you acknowledge and agree that if your Continuous Service terminates under circumstances that do not result in accelerated vesting pursuant to Section 2 above, you will irrevocably forfeit any and all unvested rights under this Award, and this Award will immediately become null, void, and unenforceable.

6. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan for any reason. The Participant acknowledges and agrees that the grant of Stock Appreciation Rights in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

7. Investment Purposes. By executing this Award, you represent and warrant to the Company that any Shares issued to you pursuant to this Award will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended.

8. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the SAR awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

9. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

10. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(c). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

13. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

14. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

18. Governing Law. The laws of the State of Delaware (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

19. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

20. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of                  , 20    .]

[Signature Page Follows]

SAR Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that this Award is being made under and governed by the terms and conditions of this Award and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN DOCUMENT

EXHIBIT B

SORERNTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

PLAN PROSPECTUS

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

FORM OF STOCK APPRECIATION RIGHTS EXERCISE

Attention:	Sorrento Therapeutics, Inc.
6042 Cornerstone Ct. West, Suite B
San Diego, CA 92121

Dear Sir or Madam:

The undersigned elects to exercise his/her Stock Appreciation Rights with respect to      shares of Common Stock of Sorrento Therapeutics, Inc. (the “Company”) under and pursuant to an SAR Award Agreement dated as of                             .

The undersigned recognizes and agrees that the Company will satisfy its obligations arising from this exercise notice through issuing shares of its Common Stock, with the name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) to be as follows:

Name:
Address:
Social Security Number :

I hereby surrender all rights to such number of shares of Common Stock that are issuable pursuant to this SAR being exercised and that have a Fair Market Value equal to the taxes payable in connection therewith, with any additional amount that I owe being paid by me through salary reduction from Company’s next payroll.

Date	SAR Holder

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

DESIGNATION OF BENEFICIARY

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                             , an individual residing at                                  (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

     day of         , 20

Notary Public County of
State of

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Performance Unit and Performance Stock Award Agreement

Award No.

You (the “Participant”) are hereby awarded Performance Units and Performance Stock subject to the terms and conditions set forth in this agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives and their consequences. This Award is conditioned on your execution of the Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

52. General Terms of Your Award.

Name of Participant

Date of Award

53. Performance Unit. The Performance Unit portion of your Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below, subject, absolutely, to the terms of the Plan and to the Committee’s discretion to interpret the Plan and this Award Agreement in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings. The Performance Unit portion of your Award provides that you may qualify to receive an amount of cash that falls within the range specified in the table below, such amount to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and in accordance with the weights assigned thereto.

Range in Amount of Cash	Threshold:	$
	Target:	$
	Maximum:	$

Performance Period

Performance Measures	See Schedule , attached hereto as EXHIBIT C.

Qualification

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

54. Performance Stock. The Performance Stock portion of your Award provides that you may qualify to receive, subject to further vesting, a number of Shares (“Performance Stock”) with a value that falls within the range of values specified in the table below, such value to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and the weights assigned thereto. The Performance Stock portion of your Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below; subject, absolutely, to the terms of the Plan and to the Committee’s discretion to interpret the Plan and this Award Agreement in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings.

Range in Value of Shares of	Threshold:	$
Performance Stock	Target:	$
	Maximum:	$

Performance Period for
Qualification

Performance Measures	See Schedule , attached hereto as EXHIBIT D.

Pricing Date to Determine Number of Shares

Qualification

Performance Period for Further Vesting

Performance Measure for Determining Further Vesting

Further Vesting

55. Issuance of Shares of Performance Stock. If you qualify to receive any Shares of Performance Stock that remain subject to further vesting, the stock certificates evidencing such Shares that will be issued as of the Pricing Date will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued pursuant to Section 6(b) below:

“The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Sorrento Therapeutics, Inc. 2009 Stock Incentive Plan, and in any rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of Sorrento Therapeutics, Inc.”

56. Unvested Performance Stock. You will be reflected as the owner of record on the Company’s books and records of any Shares of Performance Stock issued pursuant to this Award Agreement. The Company will hold the stock certificates for safekeeping until such Shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares of Performance Stock are issued, a stock power, endorsed in blank, with respect to any such Shares. If you forfeit any Shares of Performance Stock, the stock power will be used to return the certificates for the forfeited Shares to the transfer agent for cancellation. As the owner of record of any Shares of Performance Stock you qualify to receive pursuant to this Award Agreement, you will be entitled to all rights of a stockholder of the Company, including the right to vote Shares

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

and the right to the payment of any cash dividends and other distributions (including those paid in stock) following the date of issuance of such Shares and to the extent paid in stock, such stock shall be subject to the same restrictions contained in Section 3 hereof, subject in each case to the treatment of the Award upon termination of service with the Company or an Affiliate (the “Company Group”) before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution.

57. Qualification and Vesting.

(a) After the Performance Period for the Performance Unit, if you qualify to receive an amount of cash pursuant to the Performance Unit as determined and calculated by the Committee, you shall be paid such cash amount in conformity with the Company’s bonus payment practices generally applicable to senior executives of the Company.

(b) If you qualify to receive any Shares of Performance Stock subject to further vesting, as the further vesting restrictions become satisfied over time or upon satisfaction of the relevant performance measures, the Company shall cause new stock certificates for the Shares of Performance Stock so vested to be delivered to you, with such legends as the Company determines to be appropriate. New certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

58. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                      [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company Group. Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, solicit any actual or potential customer or supplier of the Company Group for any business that competes, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending five (5) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Performance Units and Performance Stock in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)	recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

59. Restrictions on Transfer of Award. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer Performance Shares that are issued pursuant to this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Award Agreement and the Plan.

60. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the Performance Unit and Performance Stock awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT E (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

61. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

62. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

63. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

64. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

65. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

66. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

67. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

68. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

69. Governing Law. The laws of the State of Delaware (without regard to conflicts of law principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

70. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

71. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section              of that certain employment agreement between you and the Company, dated as of             , 20    .]

<Signature Page Follows>

Performance Unit and Performance Stock Award Agreement

Sorrento Therapeutics, Inc.

2009 Stock Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that this Award is being made under and governed by the terms and conditions of this Award and the Plan.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:
Name of Participant:

EXHIBIT A

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Document

EXHIBIT B

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Plan Prospectus

EXHIBIT C

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Performance Measures to Determine Qualification for Performance Unit

SCHEDULE

Measure	Threshold	Target	Maximum	Weight

Range of Award Amounts for Use in Calculation

Threshold Award Amount	Target Award Amount	Maximum Award Amount

Formula for Calculation

Calculate and add the following for each Measure to determine the cash amount Participant qualifies to receive:

EXHIBIT D

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Performance Measures to Determine Qualification for Performance Stock

SCHEDULE

Measure	Threshold	Target	Maximum	Weight

Range of Award Values for Use in Calculation

Threshold Award Value	Target Award Value	Maximum Award Amount

Formula for Calculation

Calculate and add the following for each Measure to determine value of Shares of Performance Stock Participant qualifies to receive:

EXHIBIT E

SORRENTO THERAPEUTICS, INC.

2009 STOCK INCENTIVE PLAN

Designation of Beneficiary

In connection with Award Agreements between Sorrento Therapeutics, Inc. (the “Company”) and                     , an individual residing at                      (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this

    day of         , 20

Notary Public County of
State of

APPENDIX H

SORRENTO THERAPEUTICS, INC.

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Agreement”) is made and entered into as of [—], by and between SORRENTO THERAPEUTICS, INC., a Delaware corporation (the “Company”), and [—] (“Agent”).

RECITALS

WHEREAS, Agent performs a valuable service to the Company in his capacity as [—] of the Company;

WHEREAS, the Company’s Amended and Restated Bylaws (the “Bylaws”), which were approved by the stockholders of the Company, provide for the indemnification of the directors, officers, employees and other agents of the Company, including persons serving at the request of the Company in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the Bylaws and the DGCL, by their non-exclusive nature, permit contracts between the Company and its agents, officers, employees and other agents with respect to indemnification of such persons; and

WHEREAS, in order to induce Agent to continue to serve as [— ] of the Company, the Company has determined and agreed to enter into this Agreement with Agent.

NOW, THEREFORE, in consideration of Agent’s continued service as [—] of the Company after the date hereof, the parties hereto agree as follows:

AGREEMENT

1. Services to the Company. Agent will serve, at the will of the Company or under separate contract, if any such contract exists, as [—] of the Company or as a director, executive officer or other fiduciary of an affiliate of the Company, including any subsidiary or employee benefit plan of the Company (each, an “Affiliate”), faithfully and to the best of Agent’s ability so long as Agent remains in such position(s); provided, however, that Agent may at any time and for any reason resign from such position(s) (subject to any contractual obligation that Agent may have assumed apart from this Agreement or any obligation imposed by operation of law) and that neither the Company nor any Affiliate shall have an obligation under this Agreement to continue Agent in any such position(s). This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries) and Agent. This foregoing notwithstanding, this Agreement shall continue in force after Agent has ceased to serve as [—] of the Company (or one of its subsidiaries).

2. Indemnity of Agent. The Company hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the DGCL, as the same may be amended from time to time (but only to the extent that such amendment permits the Company to provide broader indemnification rights than the Bylaws or the DGCL permitted prior to adoption of such amendment).

3. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Company hereby further agrees to hold harmless and indemnify Agent:

(a) Against any and all Expenses (as defined below) that Agent becomes legally obligated to pay because of any claim or claims made against or by Agent in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, and whether formal or informal (including an action by or in the right of the Company), to which Agent is, was or at any time becomes a party or a participant, including as a witness or otherwise, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, including a subsidiary of the Company (collectively, a “Proceeding”). The definition of Proceeding shall be considered met if Agent in good faith believes the situation might lead to the institution of a Proceeding. “Expenses” shall mean all expenses, including attorneys’ fees, witness fees, damages, judgments, fines and amounts paid in settlement, any federal, state, local or foreign taxes imposed on Agent as a result of the actual or deemed receipt of any payments under this Agreement, ERISA excise taxes and penalties imposed on Agent, costs associated with any appeals, including without limitation the premium, security for, and other costs relating to any costs bond, supersedes bond, or other appeal bond or its equivalent, and any other amounts for time spent by Agent for which Agent is not compensated by the Company or any Affiliate or third party (i) for any period during which Agent is not an agent, in the employment of, or providing services for compensation to, the Company or any Affiliate, and (ii) if the rate of compensation and the estimated time involved is approved by the members of the Company’s Board of Directors (the “Board”) who are not parties to any action with respect to which expenses are incurred, for Agent while an agent of, employed by, or providing services for compensation to the Company or any Affiliate.

(b) Otherwise to the fullest extent as may be provided to Agent by the Company under the non-exclusivity provisions of the DGCL and Section 4 of Article IX of the Bylaws, as the same may be amended from time to time (but only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior to adoption of such amendment).

4. Limitations on Additional Indemnity. No indemnity pursuant to Section 2 or 3 hereof shall be paid by the Company:

(a) On account of any claim against Agent solely for an accounting of profits made from the purchase or sale by Agent of securities of the Company pursuant to the provisions of Section 16(b) (“Section 16(b)”) of the Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of any federal, state or local statutory law; provided that, with respect to a claim against Agent solely for an accounting of profits made from the purchase or sale by Agent of securities of the Company pursuant to the provisions of Section 16(b), Agent shall be entitled to the advancement of legal expenses unless the Company reasonably determines that Agent clearly violated Section 16(b) and must disgorge profits to the Company pursuant to the terms thereof. Notwithstanding anything to the contrary stated or implied in this Section 4(a), indemnification pursuant to this Agreement relating to any Proceeding against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Company pursuant to the provisions of Section 16(b) or similar provisions of any federal, state or local laws shall not be prohibited if Agent ultimately establishes in any Proceeding that no recovery of such profits from Agent is permitted under Section 16(b) or similar provisions of any federal, state or local laws;

(b) on account of Agent’s conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

(c) on account of Agent’s conduct that is established by a final judgment as constituting a breach of Agent’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Agent was not legally entitled;

(d) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

(e) if indemnification is not lawful; or

(f) in connection with any Proceeding (or part thereof) initiated by Agent, or any Proceeding by Agent against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the DGCL or any other applicable law, (iv) the Proceeding is initiated pursuant to Section 9 hereof, and (v) the Proceeding initiated by Agent is a cross-claim or counter-claim.

5. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any Proceeding by reason of the fact that Agent was serving in the capacity referred to herein.

6. Partial Indemnification. Agent shall be entitled under this Agreement to indemnification by the Company for a portion of the Expenses that Agent becomes legally obligated to pay in connection with any Proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Company shall indemnify Agent for the portion thereof to which Agent is entitled.

7. Notification and Defense of Claim. Not later than 30 days after receipt by Agent of notice of the commencement of any Proceeding, Agent will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such Proceeding as to which Agent notifies the Company of the commencement thereof:

(a) the Company will be entitled to participate therein at its own expense;

(b) except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Company to Agent of its election to assume the defense thereof, the Company will not be liable to Agent under this Agreement for any expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Company, (ii) Agent has reasonably concluded, and so notified the Company, that there is an actual conflict of interest between the Company and Agent in the conduct of the defense of such action, (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Agent’s separate counsel shall be at the expense of the Company, (iv) there has been a Change in Control, or (v) Agent shall have reasonably concluded that counsel engaged by the Company on behalf of Agent may not adequately represent Agent. A “Change in Control” shall mean: (a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the combined voting power of all outstanding securities of the Company; (b) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (c) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (d) a complete liquidation or dissolution of the Company; or (e) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by one or more persons or entities different from the persons or entities holding those securities immediately prior to such merger. If, under applicable laws and rules of attorney professional conduct, there exists a potential, but not actual, conflict of interest between the Company and Agent, the Company’s indemnification and Expense advancement obligations to Agent under this Agreement shall include reasonable legal fees and reasonable costs incurred by Agent for separate counsel retained by Agent to monitor the Proceeding (so that such separate counsel may assume Agent’s defense if the conflict of interest between the Company and Agent becomes an actual conflict of interest). The existence of an actual or potential conflict, and whether any such conflict may be waived, shall be determined pursuant to the rules of attorney professional conduct and applicable law. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

(c) the Company shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent’s written consent, which may be given or withheld in Agent’s sole discretion.

8. Advances of Expenses.

(a) Agent shall have the right to advancement by the Company prior to the final adjudication of any Proceeding of any and all Expenses relating to, arising out of or resulting from any Proceeding paid or incurred by Agent or which Agent determines are reasonably likely to be paid or incurred by Agent. The right to advances under this paragraph shall in all events continue until final disposition of any Proceeding, including any appeal therein. Advances shall be made without regard to Agent’s ability to repay the Expenses and without regard to Agent’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall be unsecured and interest free. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed.

(b) Agent’s right to such advancement is not subject to the satisfaction of any standard of conduct. Without limiting the generality or effect of the foregoing, within five business days after any request by Agent, the Company shall, in accordance with such request (but without duplication), (i) pay such Expenses on behalf of Agent, (ii) advance to Agent funds in an amount sufficient to pay such Expenses, or (iii) reimburse Agent for such Expenses.

(c) Agent shall qualify for advances upon the execution and delivery to the Company of this Agreement, which shall constitute an undertaking providing that the Agent undertakes to the fullest extent permitted by law to repay the advance (without interest) if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Agent is not entitled to be indemnified by the Company. No other form of undertaking shall be required other than the execution of this Agreement.

9. Enforcement; Presumption of Entitlement.

(a) Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 30 days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting Agent’s claim.

(b) It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for Expenses pursuant to Section 8 hereof) that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Company (including the Board or the Company’s stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Company (including the Board or the Company’s stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

(c) In any such Proceeding instituted by Agent pursuant to this Section 9, the Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

(d) In making any determination concerning Agent’s right to indemnification, there shall be a presumption that Agent has satisfied the applicable standard of conduct, and the Company may overcome such presumption only by its adducing clear and convincing evidence to the contrary. Any determination concerning Agent’s right to indemnification that is adverse to Agent may be challenged by Agent in the Court of Chancery of the State of Delaware. No determination by the Company (including without limitation by its directors or any independent counsel) that Agent has not satisfied any applicable standard of conduct shall be a defense to any claim by Agent for indemnification or reimbursement or advance payment of Expenses by the Company hereunder or create a presumption that Agent has not met any applicable standard of conduct.

(e) The termination of any Proceeding by judgment, order, settlement (with or without court approval), conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Agent to indemnification or create a presumption that Agent did not act in good faith and in a manner which Agent reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, that Agent had reasonable cause to believe that Agent’s conduct was unlawful.

(f) If the person or persons so empowered to make a determination concerning Agent’s right to indemnification pursuant to this Agreement shall have failed to make the requested determination within 30 days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event that could enable the Company to determine Agent’s entitlement to indemnification, the requisite determination that Agent is entitled to indemnification shall be deemed to have been made.

(g) The remedies provided for in this Section 9 shall be in addition to any other remedies available to Agent at law or in equity.

10. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

11. Non-Exclusivity of Rights. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Company’s Amended and Restated Certificate of Incorporation or Bylaws, each as may be amended from time to time, agreement, vote of stockholders or directors, or otherwise, both as to action in Agent’s official capacity and as to action in another capacity while holding office.

12. Survival of Rights; Change in Control.

(a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Company or to serve at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent’s heirs, executors and administrators.

(b) The Company shall require and cause any successor thereto (whether direct or indirect) in connection with a Change in Control, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such Change in Control occurred.

13. Contribution.

(a) If the indemnification provided for by this Agreement is unavailable in whole or in part and may not be paid to Agent for any reason other than those set forth in Section 4, then in respect to any Proceeding in which the Company is jointly liable with Agent (or would be if joined in such Proceeding), to the fullest extent permissible under applicable law, the Company, in lieu of indemnifying and holding harmless Agent, shall pay, in the first instance, the entire amount of Expenses incurred by Agent in connection with any Proceeding without requiring Agent to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have at any time against Agent.

(b) The Company hereby agrees to fully indemnify and hold harmless Agent from any claims for contribution which may be brought by officers, directors or employees of the Company (other than Agent) who may be jointly liable with Agent.

14. Liability Insurance.

(a) For the duration of Agent’s service as a director and/or officer of the Company, and thereafter for so long as Agent shall be subject to any pending or possible indemnifiable claim, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to cause to be maintained in effect policies of directors’ and officers’ liability insurance providing coverage for directors and/or officers of the Company that is at least substantially comparable in scope and amount to that provided by the Company’s current policies of directors’ and officers’ liability insurance. The minimum AM Best rating for the insurance carriers of such insurance shall be not less than A-VI.

(b) In the event of a Change in Control, the Company shall (i) maintain in force any and all insurance policies then maintained by the Company in providing directors’ and officers’ insurance, in respect of Agent, or (ii) require and cause any successor thereto (whether direct or indirect) to obtain and maintain a directors’ and officers’ liability insurance policy that provides coverage for Agent that is at least substantially comparable in scope and amount to that provided to Agent by the Company as of immediately prior to the Change in Control, in each case for the six-year period immediately following the Change in Control. This “tail coverage” shall be placed by the Company’s insurance broker.

(c) In the event that any action is instituted by Agent under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Agent shall be entitled to be paid all Expenses incurred by Agent with respect to such action, regardless of whether Agent is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Agent as a basis for such action was not made in good faith or was frivolous.

(d) The Company shall make available to Agent with a copy of all directors’ and officers’ liability insurance applications, binders, policies, declarations, endorsements and other related materials. The Company shall not discontinue or significantly reduce the scope or amount of coverage from one policy period to the next without the prior approval thereof by a majority vote of the incumbent directors of the Company, even if less than a quorum.

15. Optional Trust. The Company may, but shall not be required to create a trust fund, grant a security interest or use other means, including without limitation a letter of credit, to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance Expenses pursuant to this Agreement.

16. No Imputation. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or the Company itself shall not be imputed to Agent for purposes of determining any rights under this Agreement.

17. Separability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

18. Coverage. This Agreement shall apply with respect to Agent’s service as [—] of the Company prior to the date of this Agreement.

19. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles).

20. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the Company and Agent.

21. Identical Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, including counterparts transmitted by facsimile or other electronic communication, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement. Facsimile signatures, or signatures delivered by other electronic transmission, shall be as effective as original signatures.

22. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

23. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed, (ii) when sent by confirmed electronic mail, with verification of receipt, or by facsimile, in either case, if sent during regular business hours; if not, then on the next business day; or (iii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail, return receipt requested, with postage prepaid.

(a) All communications shall be delivered to Agent at the address indicated on the signature page hereof, or at such other address as Agent shall designate by ten days’ advance written notice to the Company.

(b) All communications shall be delivered to the Company at 6042 Cornerstone Ct. West, Suite B, San Diego, California 92121, or such other address as may have been furnished to Agent by the Company.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

SORRENTO THERAPEUTICS, INC.

By:
Name:
Its:

AGENT

Name:
Print Name:
Address:

[SIGNATURE PAGE TO INDEMNITY AGREEMENT]